SCHEDULE 14A

(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[  ] Preliminary Proxy Statement                                                                                                                        [_] Confidential, For Use of the Commission Only
                                                                                                                                                                                       (As Permitted by Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

EMAGIN CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

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(4) Date Filed:

eMagin Corporation

2005
NOTICE OF ANNUAL MEETING
AND
PROXY STATEMENT

_____________________________ Friday, September 30, 2005
at 2:00 pm
_____________________________
American Stock Exchange
86 Trinity Place
New York, NY

EMAGIN CORPORATION
10500 NE 8TH STREET
Suite 1400
BELLEVUE, WA 98004

August 29, 2005

Dear Stockholder:

You are cordially invited to attend the 2005 Annual Meeting of Stockholders (the “Meeting”) of eMagin Corporation, which will be held at the American Stock Exchange, 86 Trinity Place, New York, New York on Friday, September 30, 2005, at 2:00 pm local time. Details of the business to be conducted at the Meeting are provided in the attached Notice of Annual Meeting and Proxy Statement.

Whether or not you plan to attend the Meeting, it is important that your shares be represented and voted at the Meeting. Therefore, I urge you to vote your shares as soon as possible. Instructions in the proxy card will tell you how to vote over the Internet, by telephone, or by returning your proxy card by mail. The proxy statement explains more about proxy voting. Please read it carefully.

I highly encourage you to receive future eMagin annual reports and proxy statement materials electronically and help us save costs in producing and distributing these materials. If you wish to receive our annual report and proxy statement electronically next year, please follow the instructions on the enclosed proxy card.

Beginning at 1:00 pm, prior to commencement of the meeting, we will provide interactive demonstrations of some of our exciting microdisplay products as well as several products being commercialized by our customers. If you would like to participate in this event, please arrive by 1:30 pm to allow time for viewing the exhibit.

I look forward to meeting those of you who will be able to attend the Meeting, and I appreciate your continued support of our company.

Sincerely,

/s/ Gary W. Jones
Gary W. Jones
Chairman of the Board of Directors President and Chief Executive Offier

eMagin Corporation
NOTICE OF ANNUAL MEETINGS OF STOCKHOLDERS
TO BE HELD ON SEPTEMBER 30, 2005
To our Stockholders:

The 2005 Annual Meetings of Stockholders (the “Annual Meeting”) of eMagin Corporation (“eMagin” or the “Company”) will be held at the Board Room of the American Stock Exchange, 86 Trinity Place, New York, New York, on Friday, September 30, 2005, beginning at 2:00 p.m. local time, to consider the following proposals:

1.
To elect 2 directors to the Company's Board of Directors, to hold office for terms of three (3) years and until their successors are duly elected and qualified or until their earlier resignation or removal (Proposal No. 1);

2.	To adopt eMagin’s 2005 Employee Stock Purchase Plan (Proposal No. 2);
3.	To amend the 2003 Stock Option Plan to provide for grants of shares of Common Stock in addition to options to purchase shares of Common Stock (Proposal No. 3);
4.	To increase the number of authorized shares of Common Stock issuable pursuant to the 2004 Non-Employee Stock Compensation Plan from 1,000,000 to 2,000,000 shares (Proposal 4);
5.	To ratify the appointment of Eisner LLP as the Company’s independent auditors for the fiscal year ending December 31, 2005 (Proposal No. 5); and
6.	To consider and transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

BECAUSE OF THE SIGNIFICANCE OF THESE PROPOSALS TO THE COMPANY AND ITS SHAREHOLDERS, IT IS VITAL THAT EVERY SHAREHOLDER VOTES AT THE ANNUAL MEETING IN PERSON OR BY PROXY.

These proposals are fully set forth in the accompanying Proxy Statement, which you are urged to read thoroughly. For the reasons set forth in the Proxy Statement, your Board of Directors recommends a vote "FOR" each of the proposals. The Company intends to mail the Annual Report, Proxy Statement and Proxy enclosed with this notice on or about August 30, 2005, to all stockholders entitled to vote at the Annual Meeting. If you were a stockholder of record of eMagin common stock (AMEX:EMA) on August 18, 2005, the record date for the Annual Meeting, you are entitled to vote at the meeting and any postponements or adjournments of the meeting. Shareholders are cordially invited to attend the Annual Meeting. However, whether or not you plan to attend the meeting in person, your shares should be represented and voted. After reading the enclosed Proxy Statement, please sign, date, and return promptly the enclosed proxy in the accompanying postpaid envelope we have provided for your convenience to ensure that your shares will be represented. Alternatively, you may wish to provide your response by telephone or electronically through the Internet by following the instructions set out on the enclosed Proxy card. If you do attend the meeting and wish to vote your shares personally, you may revoke your Proxy.

Admission to the Annual Meeting will be by ticket only. If you are a registered stockholder planning to attend the meeting, please check the appropriate box on the Proxy card and retain the bottom portion of the card as your admission ticket. Registration will begin at 1:00 p.m., and seating will begin at 1:30 p.m. A product exhibit will be available beginning at 1:00 p.m. and concluding at 1:50 p.m. Stockholders holding stock in brokerage accounts (“street name” holders) will need to bring a copy of a brokerage statement reflecting stock ownership as of the record date. Cameras, recording devices, and other electronic devices will not be permitted at the meeting.

We thank you for your cooperation in returning your proxy as promptly as possible.

By Order of the Board of Directors
/S/ Susan K. Jones Susan K. Jones Executive Vice President and Secretary	Dated: August 29, 2005, Bellevue, WA

IMPORTANT
The return of your signed Proxy as promptly as possible will greatly facilitate arrangements for the Annual Meeting. No postage is required if the Proxy is returned in the envelope enclosed for your convenience and mailed in the United States. If you received a proxy card with a website address and voting codes, we urge you to vote on the Internet at http://proxy.georgeson.com. or telephonically at 1-800-790-3272, to ensure that your vote is recorded without mail delays. If you vote by telephone or the Internet you do not need to return the proxy card.

TABLE OF CONTENTS

Page
INFORMATION ABOUT THE ANNUAL MEETING AND VOTING.......................................................................................................................................................................................	1
What is the purpose of the Annual Meeting?...	1
Who is entitled to vote at the meeting?...	1
Who can attend the meeting?...	1
Why is the Company soliciting proxies?...	2
What constitutes a quorum?...	2
How do I vote?...	2
Can I change my vote after I return my Proxy card?...	2
What are the Board’s recommendations?...	3
What vote is required to approve each item?...	3

INFORMATION ABOUT STOCK OWNERSHIP...	4
How much stock is owned by 5% stockholders, directors, and executive officers................................................................................................................................................................	4

INFORMATION ABOUT THE BOARD OF DIRECTORS...	6
How often did the Board meet during fiscal 2004?...	6
What committees has the Board established?...	6
How are directors compensated?...	8

INFORMATION ABOUT THE EXECUTIVE OFFICERS...	9
Executive Compensation...	9
What is the Company’s philosophy of executive officer compensation...................................................................................................................................................................................	9
Report of the Compensation Committee of the Board of Directors..........................................................................................................................................................................................	9
Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Value	12
Employment Agreements...	12
Report of the Audit Committee of the Board of Directors...	13
Certain relationships and related transactions...	14

DISCUSSION OF PROPOSAL ITEMS RECOMMENDED BY THE BOARD...........................................................................................................................................................................	17
ITEM 1—ELECTION OF CLASS A DIRECTORS...	17
ITEM 2—THE ADOPTION OF THE 2005 EMPLOYEE STOCK PURCHASE PLAN .............................................................................................................................................................	20

ITEM 3—AMEND THE 2003 STOCK OPTION PLAN TO PROVIDE FOR GRANTS OF COMMON SHARES ................................................................................................................	23

ITEM 4—INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK
ISSUABLE PURSUANT TO THE 2004 NON-EMPLOYEE STOCK COMPENSATION PLAN..............................................................................................................................................	27

ITEM 5—RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS.......................................................................................................................................................	30
OTHER MATTERS...	31
ADDITIONAL INFORMATION...	31
APPENDIX A - 2005 EMPLOYEE STOCK PURCHASE PLAN ..................................................................................................................................................................................................	32
APPENDIX B - AMENDED AND RESTATED 2003 EMPLOYEE STOCK OPTION PLAN .................................................................................................................................................	38
APPENDIX C - AMENDED AND RESTATED 2004 NON-EMPLOYEE COMPENSATION PLAN ...	44

IMPORTANT: Please immediately SIGN, DATE, and RETURN the enclosed Proxy or submit your Proxy by telephone or the Internet, whether or not you plan to attend the Annual Meeting. A return envelope, which requires no postage if mailed in the United States, is enclosed for your convenience.

eMagin Corporation
10500 NE 8th Street, Suite 1400
Bellevue, WA 98004
(425) 749-3600
______________________

PROXY STATEMENT
_______________________

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of eMagin Corporation (“eMagin” or the “Company”) to be voted at the Annual Meeting of stockholders which will be held at Trinity Place, to be held in the Board Room of the American Stock Exchange, 86 Trinity Place, New York, New York, Tuesday, September 30, 2005 beginning at 2:00 p.m., and at any postponements or adjournments thereof on.

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING
What is the purpose of the Annual Meeting?

At our Annual Meeting, stockholders will act upon the matters outlined in the Notice of Annual Meeting on the cover page of this Proxy Statement, including the election of directors, adopting the eMagin 2005 Employee Stock Purchase Plan, amending the 2003 Stock Option Plan to provide for grants of shares of Common Stock in addition to options to purchase shares of Common Stock, increase the number of authorized shares of Common Stock issuable pursuant to the 2004 Non-Employee Stock Compensation Plan from 1,000,000 to 2,000,000 shares and ratification of the appointment of the Company’s independent auditors. In addition, management will report on the performance of the Company during fiscal year 2004 and respond to questions from stockholders.

Who is entitled to vote at the meeting?

Stockholders of record at the close of business on August 18, 2005, the record date for the meeting, are entitled to receive notice of and to participate in the Annual Meeting. As of that record date, the Company had outstanding and entitled to vote 82,829,846 shares of common stock. The common stock is the only class of stock of eMagin that is outstanding and entitled to vote at the Annual Meeting. If you were a stockholder of record of common stock on that record date, you will be entitled to vote all of the shares that you held on that date at the meeting, or any postponements or adjournments of the meeting. Each outstanding share of eMagin common stock will be entitled to one vote on each matter. Stockholders who own shares registered in different names or at different addresses will receive more than one Proxy card. You must sign and return each of the Proxy cards received to ensure that all of the shares owned by you are represented at the Annual Meeting.

Who can attend the meeting?

Only stockholders as of the record date, or their duly appointed proxies, may attend the meeting, and each may be accompanied by one guest. Seating, however, is limited. Admission to the meeting will be on a first-come, first-served basis. Registration and product demonstrations will begin at 1 p.m., and seating will begin at 1:30 p.m. Cameras, recording devices and other electronic devices will not be permitted at the meeting.

You will need an admission ticket to enter the meeting. For registered stockholders, the bottom portion of the Proxy card enclosed with the Proxy Statement is their Annual Meeting admission ticket. Beneficial owners with shares held in “street name” (that is, through an intermediary, such as a bank or broker), should request tickets in writing from Investor Relations, eMagin Corporation, 10500 NE 8th Street, Suite 1400, Bellevue, WA 98004. (or by facsimile to 425-749-3601) and include proof of ownership, such as a copy of a bank or brokerage firm account statement or a letter from the broker, trustee, bank or nominee holding their stock, confirming beneficial ownership. Please note that if you hold your shares in “street name” you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the record date and check in at the registration desk at the meeting.

Why is the Company soliciting proxies?

Because many of our stockholders are unable to personally attend the Annual Meeting, the Board of Directors of eMagin (the “Board” or the “Board of Directors”) solicits the enclosed proxy so that each stockholder is given an opportunity to vote. This proxy enables each stockholder to vote on all matters which are scheduled to come before the meeting. When the Proxy is returned properly executed, the stockholder's shares will be voted according to the stockholder's directions. Stockholders are urged to specify their choices by marking the appropriate boxes on the enclosed Proxy card.

What constitutes a quorum?

The presence at the meeting, in person or by proxy, of the holders of a majority of the number of shares of common stock issued and on the record date will constitute a quorum permitting the meeting to conduct its business. As noted above, as of the record date, 82,829,846 shares of eMagin common stock, representing the same number of votes, were outstanding. Thus, the presence of the holders of common stock representing at least 41,414,924 votes will be required to establish a quorum.

How do I vote?

For your convenience, eMagin is offering you four methods of voting.

•	You may indicate your vote on the enclosed proxy card, sign and date the card, and return the card in the enclosed prepaid envelope.

•	You may vote by telephone by calling the toll free number that appears on the enclosed proxy card and following the instructions given.

•	You may vote via the Internet by following the instructions provided on the enclosed proxy card.

•	You may attend the meeting and vote in person.

All shares entitled to vote and represented by a properly completed and executed proxy received before the meeting and not revoked will be voted at the meeting as you instruct in a proxy delivered before the meeting. If you do not indicate how your shares should be voted on a matter, the shares represented by your properly completed and executed proxy will be voted as the Board of Directors recommends on each of the enumerated proposals and with regard to any other matters that may be properly presented at the meeting and all matters incident to the conduct of the meeting. If you are a registered stockholder and attend the meeting, you may deliver your completed Proxy card in person. "Street name" stockholders who wish to vote at the meeting will need to obtain a proxy form from the institution that holds their shares. All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

Can I vote by telephone or electronically?

If you are a registered stockholder (that is, if you hold your stock in certificate form), you may vote by telephone, or electronically through the Internet, by following the instructions included with your Proxy card. If your shares are held in “street name,” please check your Proxy card or contact your broker or nominee to determine whether you will be able to vote by telephone or electronically. Please follow the voting instructions on the enclosed proxy card.
The deadline for voting by telephone or electronically is 5:00 p.m. (Eastern Standard Time) on September 29, 2005.

Can I change my vote after I return my Proxy card?

A Proxy may be revoked by giving the Secretary of eMagin written notice of revocation at any time before the voting of the shares represented by the Proxy. A stockholder who attends the meeting may revoke a Proxy at the meeting. Attendance at the meeting will not, by itself, revoke a Proxy.

Abstentions and broker non-votes. While the inspectors of election will treat shares represented by Proxies that reflect abstentions or include "broker non-votes" as shares that are present and entitled to vote for purposes of determining the presence of a quorum, abstentions or "broker non-votes" do not constitute a vote "for" or "against" any matter and thus will be disregarded in any calculation of "votes cast." However, abstentions and "broker non-votes" will have the effect of a negative vote if an item requires the approval of a majority of a quorum or of a specified proportion of all issued and outstanding shares.

What are the Board’s recommendations?

Unless you give other instructions on your Proxy card, the persons named as proxy holders on the Proxy card will vote in accordance with the recommendations of the Board of Directors. The Board’s recommendation is set forth together with the description of each item in this Proxy Statement. In summary, the Board recommends a vote:

•    for election of the nominated slate of Class A directors;
•   for adopting the eMagin 2005 Employee Stock Purchase Plan;
•    for amendment of the 2003 Stock Option Plan to provide for grants of shares of Common Stock in addition to options to purchase shares of Common Stock;
•   for increasing the number of authorized shares of Common Stock issuable pursuant to the 2004 Non-Employee Stock Compensation Plan from 1,000,000 to 2,000,000 shares; and
•   for ratification of the appointment of Eisner LLP as the Company’s independent auditors for fiscal year 2005.

With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.

What vote is required to approve each item?

The election of the directors of the Company requires the affirmative vote of a plurality of the votes cast by stockholders at the Annual Meeting. A properly executed Proxy marked “WITHOLD AUTHORITY” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for the purposes of determining whether there is a quorum.

Adopting the 2005 Employee Stock Purchase Plan, amending the 2003 Stock Option Plan, amending the 2004 Non-Employee Stock Compensation Plan and ratification of the appointment of Eisner LLP as the Company's independent auditors for fiscal year 2005, will each require the affirmative vote of the holders of at least a majority of the shares of common stock present in person or represented by proxy and entitled to vote at the Annual Meeting.

INFORMATION ABOUT STOCK OWNERSHIP

How much stock is owned by 5% stockholders, directors, and executive officers?

The following table sets forth the number of shares known to be owned by all persons who own at least 5% of eMagin’s outstanding common stock, the Company’s directors, the executive officers named in the summary “Annual Compensation” table on page 9, and the directors and executive officers as a group as of August 10, 2005, unless otherwise noted. Unless otherwise indicated, the stockholders listed in the table have sole voting and investment power with respect to the shares indicated.

Name of Owner	Common Stock Beneficially Owned	Percentage Beneficial Common Stock**
Stillwater LLC (1)	14,576,266	16.6%
George Haywood (2)	10,169,952	11.8%
Gary W. Jones (3)	8,995,648	10.4%
Susan K Jones (3)	8,995,648	10.4%
Ginola Limited (4)	8,654,795	10.1%
Rainbow Gate (5)	2,016,745	2.4%
Dr. K.C. Park (6)	1,291,914	1.5%
Jack Rivkin (7)	1,213,896	1.5%
Ogier Trustee (Jersey) Limited (8)	976,200	1.2%
Paul Cronson (9)	507,657	*
Claude Charles (10)	315,000	*
Chelsea Trust Company Limited	119,161	*
John Atherly (11)	137,493	*
Jack Goldman (12)	107,500	*
Adm. Thomas Paulsen (13)	85,000	*
Dr. Jill Wittels (14)	85,000	*
All executive officers and directors as a group (consisting of 10 individuals) (15)	12,739,108	14.9%

* Less than 1% of the outstanding common stock

** Beneficial Ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock subject to options or warrants currently exercisable or convertible, or exercisable or convertible within 60 days of August 10, 2005 are deemed outstanding for computing the percentage of the person holding such option or warrant but are not deemed outstanding for computing the percentage of any other person. Percentages are based on a total of 82,776,196 shares of common stock outstanding on August 10, 2005, and the shares issuable upon the exercise of options and warrants exercisable on or within 60 days of August 10, 2005, as described below.

(1) This figure represents:

(i) 9,326,145 shares owned by Stillwater LLC, which includes 1,719,326 shares owned by Rainbow Gate Corporation, in which the sole member of Stillwater LLC is the investment manager of Rainbow Gate Corporation;

(ii) warrants held by Stillwater LLC to purchase 5,250,121 shares, which includes:

(a) a warrant to purchase 300,000 shares that may not be exercised by Stillwater LLC so long as Stillwater LLC is the beneficial owner, directly or indirectly, of more than ten percent (10%) of the common stock of eMagin for purposes of Section 16 of the Securities Exchange Act of 1934, and
(b) warrants to purchase 297,419 shares held by Rainbow Gate Corporation, in which the sole member of  Stillwater LLC is the investment manager of Rainbow  Gate Corporation;

(2) This figure includes 3,586,664 common shares underlying warrants.

(3) This figure represents shares owned by Gary Jones and Susan Jones who are married to each other, including (i) 2,027,271 shares of common stock issuable upon exercise of stock options held by Gary Jones and (ii) 1,969,400 shares of common stock issuable upon exercise of stock options held by Susan Jones. This does not include (i) 983,333 shares underlying options owned by Gary Jones which are not exercisable within 60 days of August 10, 2005; and (ii) 645,333 shares underlying options owned by Susan Jones which are not exercisable within 60 days of August 10, 2005.

(4) This figure represents:

(i) 6,026,598 shares owned by Ginola Limited, which include 1,719,326 shares held indirectly by Rainbow Gate Corporation, 650,800 shares owned by Ogier Trustee(Jersey) Limited, as trustee, 119,161 shares owned by Chelsea Trust Company Limited, as trustee, and 396,223 shares owned by Crestflower Corporation. Ginola Limited disclaims beneficial ownership of the shares owned by Crestflower Corporation, Ogier Trustee (Jersey) Limited, as trustee, and Chelsea Trust Company Limited, as trustee; and

(ii) warrants held by Ginola Limited to purchase 2,628,197 common shares, which includes warrants to purchase 297,419 shares held by Rainbow Gate Corporation, in which the sole shareholder of Ginola Limited is also the sole shareholder of Rainbow Gate Corporation, and warrants to purchase 325,400 shares owned by Ogier Trustee (Jersey) Limited, as trustee. Ginola Limited disclaims beneficial ownership of the shares owned by Ogier Trustee (Jersey) Limited, as trustee.

(5) This figure includes 297,419 shares underlying warrants.

(6) This figure includes 1,168,985 common stock shares issuable upon exercise of stock options, and does not include 258,333 shares underlying options owned by Dr. K. C. Park which are not exercisable within 60 days of August 10, 2005.

(7) This figure represents 639,093 shares owned by Mr. Rivkin, warrants held by Mr. Rivkin to purchase 244,803 shares of common stock, and 330,000 common stock shares issuable upon exercise of stock options.

(8) This figure includes 325,400 shares underlying warrants.

(9) This figure represents 191,984 shares owned by Mr. Cronson, of which 17,688 are owned by the Evelyn Sharpe Foundation in which Mr. Cronson is a board member, and 120,974 are owned by a family member wherein Mr. Cronson disclaims ownership. 215,673, shares underlying warrants, and 100,000 shares underlying options held directly and indirectly by Paul Cronson. This includes (i) 42,857 shares underlying warrants held indirectly by a family member wherein Mr. Cronson disclaims ownership; and (ii) 43,651 shares underlying warrants held indirectly by Larkspur Corporation of which he is the Managing Director.

(10) This figure represents shares underlying options.

(11) This figure represents 4,160 owned by Mr. Atherly and 133,333 shares underlying options. This figure does not include 866,667 shares of common stock issuable upon exercise of stock that are not presently exercisable and are not exercisable within 60 days of August 10, 2005.

(12) This figure represents shares underlying options.

(13) This figure represents shares underlying options.

(14) This figure represents shares underlying options.

(15) This figure includes (i) warrants to purchase 460,476 shares of common stock, and (ii) 6,321,489 shares of common stock issuable upon exercise of stock options.

INFORMATION ABOUT THE BOARD OF DIRECTORS

The Board of Directors oversees our business and affairs and monitors the performance of management. In accordance with corporate governance principles, the Board does not involve itself in day-to-day operations. The directors keep themselves informed through discussions with the Chief Executive Officer, other key executives and by reading the reports and other materials that we send them and by participating in Board and committee meetings. Our directors hold office until their successors have been elected and duly qualified unless the director resigns or by reasons of death or other cause is unable to serve in the capacity of director. Biographical information about our directors is provided in “Item 1 - Proposal for the Election of Class A Directors”on page 17.

How often did the Board meet during fiscal 2004?

During 2004, the Board of Directors held 7 meetings. Each director attended no fewer than 75% of the aggregate of the total number of meetings of the Board and the total number of meetings held by all committees on which such director served. The Board also approved certain actions by unanimous written consent.

What committees has the Board established?

The Board of Directors has standing Audit, Compensation, and Governance and Nominating Committees. Information concerning the membership and function of each committee is as follows:

BOARD COMMITTEE MEMBERSHIP

Name	Audit Committee	Compensation Committee	Governance and Nominating Committee
Gary W. Jones
Claude Charles	*
Paul Cronson (1)	*
Irwin Engelman	**
Jacob Goldman		**	**
Rear Admiral Thomas Paulsen, USN (Ret.)		*	*
Jack Rivkin (2)	*	*
Dr. Jill Wittels			*

* Member of Committee
** Chairman of Committee

(1) The Board of Directors has determined that Paul Cronson, due to Larkspur Corporation’s role in certain of the Company’s financings, no longer meets the “independent director” requirements of Section 121(A) of the American Stock Exchange Company Guide and can no longer serve as a member of the Company’s audit committee. Accordingly, immediately following the Annual Meeting, the Board of Directors will appoint Thomas Paulsen as the third independent director to the audit committee in accordance with Section 121(B)(2) of the American Stock Exchange Company Guide.

(2) Jack Rivkin is retiring from the Board of Directors, as announced at the time of Mr. Engelman’s election to the Board. Mr. Engelman has assumed Chairmanship of the Audit Committee and Dr. Goldman has assumed Chairmanship of the Compensation Committee.

Audit Committee. The Audit Committee is responsible for determining the adequacy of the Company's internal accounting and financial controls, reviewing the results of the audit of the Company performed by the independent public accountants, and recommending the selection of independent public accountants. The functions of the Audit Committee and its activities during 2004 are described in more detail under the heading “Report of the Audit Committee.”During the year, the Board examined the composition of the Audit Committee in light of the adoption by The American Stock Exchange, Inc. (the “Amex”) of new rules governing audit committees. Based upon this examination, Board has determined that, with the exception of Mr. Cronson, each of the members of the Audit Committee is unrelated, an outside member with no other affiliation with the Company and is independent as defined by the American Stock Exchange. The Board has determined that Mr. Engelman is an “audit committee financial expert” as defined by the SEC. During 2004, the Audit Committee held 5 meetings.

Compensation Committee. The Compensation Committee determines matters pertaining to the compensation and expense reporting of certain executive officers of the Company, and administers the Company's stock option, incentive compensation, and employee stock purchase plans. During 2004, the Compensation Committee held 2 meetings.

Governance and Nominating Committee. The Governance and Nominating Committee is responsible for nominating directors and for all other purposes outlined in the Governance and Nominating Committee Charter. The Governance and Nominating Committee is composed of Messrs. Goldman and Paulsen, and Ms. Wittels. The Board has determined that each of the members of the Governance and Nominating Committee is unrelated, an outside member with no other affiliation with the Company and independent as defined by the American Stock Exchange. During 2004, the Governance and Nominating Committee held 2 meetings.

Nomination of Directors

As provided in its charter and our company’s corporate governance principles, the Governance and Nominating Committee is responsible for identifying individuals qualified to become directors. The Governance and Nominating Committee seeks to identify director candidates based on input provided by a number of sources, including (1) the Governance and Nominating Committee members, (2) our other directors, (3) our stockholders, (4) our Chief Executive Officer or Chairman, and (5) third parties such as professional search firms. In evaluating potential candidates for director, the Nominating and Corporate Governance Committee considers the entirety of each candidate’s credentials.

Qualifications for consideration as a director nominee may vary according to the particular areas of expertise being sought as a complement to the existing composition of the Board of Directors. However, at a minimum, candidates for director must possess:

•	high personal and professional ethics and integrity;

•	the ability to exercise sound judgment;

•	the ability to make independent analytical inquiries;

•	a willingness and ability to devote adequate time and resources to diligently perform Board and committee duties; and

•	the appropriate and relevant business experience and acumen.

In addition to these minimum qualifications, the Governance and Nominating Committee also takes into account when considering whether to nominate a potential director candidate the following factors:

•	whether the person possesses specific industry expertise and familiarity with general issues affecting our business;

•
whether the person’s nomination and election would enable the Board to have a member that qualifies as an “audit committee financial expert” as such term is defined by the Securities and Exchange Commission (the “SEC”) in Item 401 of Regulation S-K;

•	whether the person would qualify as an “independent” director under the listing standards of the American Stock Exchange;

•	the importance of continuity of the existing composition of the Board of Directors to provide long term stability and experienced oversight; and

•	the importance of diversified Board membership, in terms of both the individuals involved and their various experiences and areas of expertise.

The Governance and Nominating Committee will consider director candidates recommended by stockholders provided such recommendations are submitted in accordance with the procedures set forth below. In order to provide for an orderly and informed review and selection process for director candidates, the Board of Directors has determined that stockholders who wish to recommend director candidates for consideration by the Governance and Nominating Committee must comply with the following:

•
The recommendation must be made in writing to the Corporate Secretary, eMagin Corporation, 10500 NE 8th Street, Suite 1400, Bellevue, WA 98004. The recommendation must include the candidate's name, home and business contact information, detailed biographical data and qualifications, information regarding any relationships between the candidate and the Company within the last three years and evidence of the recommending person's ownership of the Company’s common stock.

•
The recommendation shall also contain a statement from the recommending shareholder in support of the candidate; professional references, particularly within the context of those relevant to board membership, including issues of character, judgment, diversity, age, independence, expertise, corporate experience, length of service, other commitments and the like; and personal references.

•
A statement from the shareholder nominee indicating that such nominee wants to serve on the Board and could be considered "independent" under the Rules and Regulations of the American Stock Exchange and the Securities and Exchange Commission ("SEC"), as in effect at that time.

   All candidates submitted by stockholders will be evaluated by the Governance and Nominating Committee according to the criteria discussed above and in the same manner as all other director candidates.

How are directors compensated?

Non-management directors receive options under the 2003 Stock Option Plan (the "2003 Plan"). Under the 2003 Plan, a grant of options to purchase 60,000 shares of common stock will automatically be granted on the date a director is first elected or otherwise validly appointed to the Board with an exercise price per share equal to 100% of the market value of one share on the date of grant. Such options granted will expire ten years after the date of grant and will become exercisable in four equal installments commencing on the date of grant and annually thereafter. In addition to the 60,000 shares of common stock automatically granted upon joining the Board, Directors thereafter receive an annual grant of options to purchase 10,000 shares of common stock at the fair market value as determined on the date of grant, which options will vest on December 31 in the year granted. In addition, each non-management director is reimbursed for ordinary expenses incurred in connection with attendance at such meetings, granted options based on committee assignments consisting of options to purchase 5,000 shares per year for each committee assignment, except for the audit committee participants who each receive annual options to purchase 15,000 shares.

Code of Business Conduct and Ethics

We have adopted a Code of Business Conduct and Ethics that applies to all of our directors, officers and employees, including our principal executive officer, principal financial officer and principal accounting officer. The Code of Business Conduct and Ethics can be found on our website at http://www.emagin.com/investors.

We intend to satisfy the disclosure requirement under Item 10 of Form 8-K regarding an amendment to, or waiver from, a provision of this Code of Business Conduct and Ethics by posting such information on our website, at the address and location specified above and, to the extent required by the listing standards of the American Stock Exchange, by filing a Current Report on Form 8-K with the SEC, disclosing such information.

INFORMATION ABOUT THE EXECUTIVE OFFICERS
The executive officers are elected annually by our Board of Directors and hold office until their successors are elected and duly qualified.
The current executive officers of the Company are as follows:
Name	Age	Position
Gary Jones	50	President, Chief Executive Officer, and Chairman of the Board of Directors
K.C. Park	67	Executive Vice President, International Operations
Susan K. Jones	53	Chief Strategy and Marketing Officer and Secretary
John Atherly	46	Chief Financial Officer

Executive Compensation

What is the Company’s philosophy of executive officer compensation?

The Compensation Committee of the Board of Directors has furnished the following report concerning the philosophy underlying the Company’s compensation of executive officers.

Report of the Compensation Committee

The Report of the Compensation Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report by reference therein.

The Company’s executive compensation program is designed to attract, retain and motivate executive officers capable of leading the Company to meet its business objectives, to align the interests of executive management with those of the stockholders, and to provide incentives and reward both short and long term performance based on the success of the Company in meeting its development milestones and business objectives. The Compensation Committee places a particular emphasis on variable, performance based components, such as the bonus potential and stock option awards, the value of which could increase or decrease to reflect changes in corporate and individual performances.

Components of Compensation. Each executive officer's compensation package is generally comprised of the following elements: (1) A base salary which is established at levels considered appropriate for the duties and scope of responsibilities of each officer's position; (2) A performance-based annual bonus; (3) Periodic grants of stock options to strengthen the mutuality of interests between the executive officers and the Company's stockholders. Annual or quarterly cash bonuses related to the performance of the Company may be made to executive officers in the sales and marketing functions, and other executive officers in certain other circumstances, for such executive officer's functional area. Executive officers are also eligible to participate in compensation and employee benefits generally available to all employees of the Company, such as health insurance and participation in the eMagin Employee Savings and Protection Plan ("401(k) Plan").

The Compensation Committee believes that this three-part approach best serves the interests of the Company and its stockholders. It enables the Company to meet the requirements of the highly competitive environment in which the Company operates while ensuring that executive officers are compensated in a way that advances both the short and long-term interests of stockholders. Under this approach, compensation for these officers involves a high proportion of pay that is ‘‘at risk’’ - namely, the annual bonus and stock options. The variable annual bonus is also based, in significant part, on Company performance. Stock options relate a significant portion of long-term remuneration directly to stock price appreciation realized by all of the Company’s stockholders.

Base Salary. Base salaries for executive officers are set at levels believed by the Committee to be sufficient to attract and retain qualified executive officers based on the stage of development of the Company, the salary levels in effect for comparable positions in similarly situated companies within relevant industries, and internal comparability considerations. Base salaries for the Company’s executive officers other than the Chief Executive Officer, as well as changes in such salaries, are based upon recommendations by the Chief Executive Officer, taking into account such factors as competitive industry salaries, a subjective assessment of the nature of the position and the contribution and experience of the officer and the length of the officer’s service. All such recommendations are subject to approval or disapproval by the Compensation Committee. Other than provisions provided for in Employment Agreements, changes in base salaries of executives are based on an evaluation of the personal performance of the executive, prevailing market practices, and the performance of the Company as a whole. In determining base salaries, the Compensation Committee not only considers the short-term performance of the Company, but also the success of the executive officers in developing and executing the Company's strategic plans, developing management employees and exercising leadership in the development of the Company.

Cash-Based Incentive Bonus. The Compensation Committee believes that a portion of the total cash compensation for executive officers should be based on the Company's success in meeting its short-term performance objectives and contributions by the executive officers that enable the Company to meet its long-term objectives, and has structured the executive compensation program to reflect this philosophy. This approach creates a direct incentive for executive officers to achieve desired short-term corporate goals that also further the long-term objectives of the Company, and places a significant portion of each executive officer's annual compensation at risk.

Stock Options. The Compensation Committee believes that equity participation is a key component of the Company's executive compensation program. Stock options are awarded by the Compensation Committee to executive officers primarily based on potential contributions to the Company's growth and development and marketplace practices. These awards are designed to retain executive officers and to motivate them to enhance stockholder value by aligning the financial interests of executive officers with those of stockholders. Stock options provide an effective incentive for management to create stockholder value over the long term because the full benefits of the option grants cannot be realized unless an appreciation in the price of the Company's common stock occurs over a number of years.

Variable Bonus. The Compensation Committee may award annual or interim Special Bonuses in the form of cash, stock options, or restricted stock to executive management and employees for achieving certain milestones, progress made in the staff and organizational development of the Company, and advances in the market acceptance and commercialization of the Company's technology.

Compensation of Chief Executive Officer. Mr. Jones's base salary as of December 31, 2004 was $305,090, the balance of deferred pay in the amount of $140,798, as well as a reimbursement for relocation expenses of $46,636. Mr. Jones was paid the balance of his deferred pay through the application of these amounts to the exercise of options. In May 2004, Mr. Jones was granted 1,200,000 shares as part of a company-wide bonus program. In 2004, Mr. Jones invested a higher amount of cash into eMagin Corporation, by exercising options which had been granted in prior years, than was paid to him during 2004 as salary.

Compensation Committee
Dr. Jacob Goldman (Chairman)
Thomas Paulsen

Compensation Committee interlocks and insider participation

None of the members of the Compensation Committee is or has been an officer or employee of the Company or any of its subsidiaries.

Summary compensation table for named executive officers

The following table provides information about the total compensation for services in all capacities to the Company or its subsidiary for the last three fiscal years of those persons who at December 31, 2004, were (i) the Chief Executive Officer of the Company and (ii) the other most highly compensated executive officers of the Company whose total annual salary and bonus exceeded $100,000 (collectively, the "named executive officers").

							Long-Term
							Compensation
						Other Annual	Awards (Securities
Name and Positions		Year	Salary	Bonus		Compensation	Underlying Options)
Gary W. Jones	President, Chief Executive	2004	305,090	0	(1)	46,636	1,200,000
	Officer, Chairman, and	2003	305,090	0		0	516,260
	Director	2002	297,260	0		0	3,589,827

Susan K. Jones	Chief Strategy and Marketing	2004	245,933	0	(2)	0	750,000
	Officer and Secretary	2003	245,933	0		0	403,825
		2002	239,621	0		0	2,293,368

K.C. Park	Executive Vice President	2004	168,000	0	(3)	17,200	300,000
	of International Operations	2003	168,000	0		0	231,697
		2002	175,000	0		0	938,310

John Atherly	Chief Financial Officer	2004	105,000	0	(4)	0	750,000
		2003	N/A	0		0	N/A
		2002	N/A	0		0	N/A

(1) In 2004, Mr. Jones was paid a base salary 305,090, the balance of deferred pay in the amount of $140,798, as well as a reimbursement for relocation expenses of $46,636. Mr. Jones was paid the balance of his deferred pay through the application of these amounts to the exercise of options. In May 2004, Mr. Jones was granted 1,200,000 shares as part of a company-wide bonus program.
(2) In 2004, Ms. Jones was paid a base salary of $245,933 and the balance of deferred pay in the amount of $110,134. Ms. Jones was paid the balance of her deferred pay through the application of these amounts to the exercise of options. In May 2004, Ms. Jones was granted 750,000 shares as part of a company-wide bonus program.
(3) In 2004, Dr. Park was paid a base salary of $168,000, the balance of deferred pay in the amount of $63,190, as well as a reimbursement for relocation expenses of $17,200. Mr. Park was paid the balance of his deferred pay through the application of these amounts to the exercise of options. In May 2004, Dr. Park was granted 300,000 shares as part of a company-wide bonus program.
(4) Mr. Atherly's base salary is $210,000. He joined eMagin Corporation in June 2004 and was paid a salary of $105,000. He was granted 750,000 shares as part of his hiring package. Of these 750,000 option shares granted, 500,000 shares vest quarterly over a period of five years. 250,000 shares are target incentive options based on successful completion of four consecutive EBITA positive quarters.
(5) In 2004, Mr. Haug was paid a base salary of $156,000 and the balance of deferred pay in the amount of $44,835. $10,000 of which was paid through the application of this amount to the exercise of options. In 2003, he earned a total of $156,000 where he received partial payment of his salary of $126,111 plus a partial payment of deferred 2002 salary of $29,889. In 2003, Mr. Haug was granted 164,394 option shares for continuing to defer the balance of his pay. In 2002, Mr. Haug earned a total of $156,000 of which $42,287 was deferred. In October 2002, Mr. Haug was awarded 617,228 option shares which were issued in July of 2003 after shareholder approval.

Options/SARs Grants During Last Fiscal Year

The following table provides information related to options granted to our named executive officers during the fiscal year ended December 31, 2004.
Name	Number of Securities Underlying Options Granted	% of Total Options Granted in Fiscal 2004	Exercise Price Per Share	Expiration Date
Gary W. Jones (1)	1,200,000	18%	$1.81	5/17/09
Susan K Jones (1)	750,000	11%	$1.81	5/17/09
John Atherly (2)	500,000	7%	$1.69	6/16/11
John Atherly (3)	250,000	4%	N/A (3)	6/16/11
K.C. Park (1)	300,000	4%	$1.79	5/10/09
Rick Haug (1)	120,000	2%	$1.69	6/16/09
(1) Options awarded as part of a company-wide bonus program.
(2) Options awarded as inducement option compensation award to new employees.
(3) Issued as a performance-based award. The named employee must achieve EBITDA profitability for 4 consecutive quarters with the options priced at the most recent American Stock Exchange closing trade price of the stock before the accomplishment is reported in a 10K or 10Q.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Value

The following table provides information regarding the aggregate number of options exercised during the fiscal year ended December 31, 2004 by each of the named executive officers and the number of shares subject to both exercisable and unexercisable stock options as of December 31, 2004. The common stock price at December 31, 2004 was $1.19 per share.

	Shares Acquired on Exercise	Value Realized (1)	# of Securities Underlying Unexercised Options at FY-End Exercisable	Unexercisable	Value of Unexercised In-the-money Options at FY-End Exercisable	Unexercisable
Gary Jones (1)	2,792,666	$ 3,870,534	1,460,604	1,200,000	$ 911,469	$ 0
Susan K. Jones (1)	1,531,796	$ 2,123,445	1,648,377	750,000	$ 604,641	$ 0
K.C. Park	215,057	$ 177,467	1,027,318	300,000	$ 700,603	$ 0
Rick Haug	91,777	$ 171,164	920,774	120,000	$ 621,583	$ 0
John Atherly (2)	0	$ 0	0	750,000	$ 0	$ 0

(1) Value Realized is calculated based upon the spread between the market value of the common stock on the date of exercise minus the exercise price. The Company received $1,175,447 upon exercise of the options from Mr. Jones and Mrs. Jones. Mr. Jones and Mrs. Jones invested more cash into eMagin Corporation during 2004 by exercising options which had been granted in prior years than was paid to them during 2004 as salaries.

(2) Performance based award is not exercisable at December 31, 2004. The value of this award cannot be ascertained at this date due to the fact that the exercise price will not be determined until the target is reached.

Compliance with internal Revenue Code Section 162(m) disallows a tax deduction to publicly held companies for compensation paid to certain of their executive officers to the extent that such compensation exceeds $1.0 million per covered officer in any fiscal year. The limitation applies only to compensation that is not qualified performance based compensation under the IRS code.

Executive Employment Agreements

We currently have no Employment Agreements in place with any officers of the company.

Report of the Audit Committee of the Board of Directors

The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report by reference therein.

Role of the Audit Committee:

The Audit Committee’s primary responsibilities fall into three broad categories:

First, the Committee is charged with monitoring the preparation of quarterly and annual financial reports by the Company’s management, including discussions with management and the Company’s outside auditors about draft annual financial statements and key accounting and reporting matters;

Second, the Committee is responsible for matters concerning the relationship between the Company and its outside auditors, including recommending their appointment or removal; reviewing the scope of their audit services and related fees, as well as any other services being provided to the Company; and determining whether the outside auditors are independent (based in part on the annual letter provided to the Company pursuant to Independence Standards Board Standard No. 1); and

Third, the Committee oversees management’s implementation of effective accounting controls and reviews recommendations of the Company’s internal auditing program. The Committee also provides oversight and review of the Company’s senior executives’ expense reporting.

The Committee has implemented procedures to ensure that during the course of each fiscal year it devotes the attention that it deems necessary or appropriate to each of the matters assigned to it under the Committee’s charter. In overseeing the preparation of the Company’s financial statements, the Committee met with both management and the Company’s outside auditors, with and without management present, to review and discuss all financial statements prior to their issuance and to discuss significant accounting issues. Management advised the Committee that all financial statements were prepared in accordance with generally accepted accounting principles, and the Committee discussed the statements with both management and the outside auditors. The Committee’s review included discussion with the outside auditors of matters required to be discussed pursuant to Statement on Auditing Standards No. 61 (Communication With Audit Committees).

With respect to the Company’s outside auditors, the Committee, among other things, discussed with Eisner LLP matters relating to its independence, including the disclosures made to the Committee as required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees).

Audit Fees and All Other Fees: The aggregate fees billed for the audit of eMagin’s annual financial statements and the review of Forms 10-Q for the 2004 fiscal year were $93,697. Aggregate fees billed for all other services rendered by Eisner LLP for the 2004 fiscal year were $60,969. Aggregate fees billed for all other services rendered by Grant Thornton for the 2004 fiscal year were $31,000. The Audit Committee has considered whether the provision for services covered by fees other than audit fees is compatible with maintaining the principal auditor’s independence.

Recommendations of the Audit Committee

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the Board approve the inclusion of the Company’s audited financial statements in the Company’s Annual Report on Form 10-KSB for the fiscal years ended December 31, 2004, for filing with the Securities and Exchange Commission. The Audit Committee has also recommended to the Board of Directors, subject to stockholder ratification, the selection of Eisner LLP as the Company’s independent auditors for 2005, and the Board concurred in its recommendation.
Audit Committee:
Irwin Engelman (Chairman)
Claude Charles
Paul Cronson

Certain Relationships and Related Transactions

On April 25, 2003, eMagin Corporation and a group of several accredited institutional and individual investors (collectively, the "Investors") entered into a Global Restructuring and Secured Note Purchase Agreement (the "Secured Note Purchase Agreement") dated as of April 25, 2003 (the "Closing Date") whereby Investors agreed to lend eMagin $6,000,000 in exchange for (i) the issuance of $6,000,000 principal amount of 9.00% Secured Convertible Promissory Notes due on November 1, 2005 (the "Secured Notes") and (ii) Warrants (the "Warrants") to purchase an aggregate of 7,749,921 shares of common stock of eMagin (subject to certain customary anti-dilution adjustments), which Warrants are exercisable for a period of three (3) years. Mr. Rivkin, who at the time of the transaction was a member of our Board of Directors, participated as an investor in the transaction and invested $125,000 in the Company. In return for such investment, Mr. Rivkin received (i) a Secured Convertible Promissory Note in an aggregate principal amount of $125,000, and (ii) warrants exercisable for 161,456 of our common shares. In addition, Stillwater LLC, an entity controlled by Mr. Mortimer D.A. Sackler, agreed to invest an aggregate of $2,600,000 under the transaction and received (i) Secured Convertible Promissory Notes in an aggregate principal amount of $2,600,000, and (ii) warrants exercisable for 3,358,300 of our common shares. As part of the transactions, Messrs. Sackler and Rivkin, who were the holders of an aggregate of $1,325,000 principal amount of secured notes that were purchased pursuant to a secured note purchase agreement entered into as of November 27, 2001 (collectively, the "Original Secured Notes"), and Mr. Sackler, who additionally was the holder of a $200,000 principal Bridge Note, agreed to (a) amend their respective Original Secured Notes and Bridge Note issued to them, (b) terminate the Security Agreement dated November 20, 2001 that was entered into in connection with the purchase of the Original Secured Notes and the Security Agreements dated June 20, 2002 that were entered into in connection with the purchase of the Bridge Note and allow the new investors to enter into a New Security Agreement (as defined below) with them on a pari passu basis in order for the Company to continue its operations as a developer of virtual imaging technology.

The amendments to the Original Secured Notes and Bridge Note included (i) amending the Bridge Note so as to provide that the Bridge Note shall be convertible and will have the same conversion price as the Notes issued pursuant to the Secured Note Purchase Agreement, (ii) extending the maturity dates of the Original Secured Notes and Bridge Note from June 30, 2003 to November 1, 2005, and (iii) revising and clarifying certain of the other terms and conditions of the Original Secured Notes and Bridge Note, including provisions relating to interest payments, conversions, default and assignments of the Original Secured Notes and Bridge Note. On April 25, 2003, Mr. Sackler transferred all of his holdings in the Company to Stillwater LLC, a limited liability company in which Mr. Sackler is the sole member.

In February 2004, the Company and all of the holders of the Secured Convertible Notes (the "Notes"), which were due in November 2005, entered into an agreement whereby the holders agreed to an early conversion of 100% of the principal amount of the Notes aggregating $7.825 million, together with all of the accrued interest of approximately $742,000 on the Notes, into 11,394,621 shares of common stock of eMagin. The listing of the shares issuable pursuant to such agreement was approved by the American Stock Exchange.

In consideration of the Noteholders agreeing to the early conversion of the Notes, eMagin has agreed to issue the Noteholders warrants to purchase an aggregate of 2.5 million shares of common stock (the "warrants"), which warrants are exercisable at a price of $2.76 per share. 1.5 million of the warrants are exercisable until the later of (i) twelve (12) months from the date upon which a registration statement covering the shares issuable upon exercise of the Warrants is declared effective by the Securities and Exchange Commission, or (ii) December 31, 2005. The remaining 1.0 million of the warrants are exercisable until four (4) years from the date upon which the registration statement covering such shares is declared effective by the Securities and Exchange Commission. Stillwater LLC, a limited liability company and a beneficial owner of more than five percent of the outstanding shares of eMagin's common stock, held an aggregate of $4 million of the notes converted. Ginola Limited, a beneficial owner of more than five percent of the outstanding shares of eMagin's common stock, held an aggregate of $1.3 million of the notes converted.

In connection with the above conversion, eMagin also entered into a Registration Rights Agreement with the holders of the Notes providing the holders with certain registration rights under the Securities Act of 1933, as amended, with respect to the common stock issuable upon exercise of the warrants.   eMagin is party to a financial advisory and investment banking agreement with Larkspur Capital Corporation. Paul Cronson, a director of eMagin, is a founder and shareholder of Larkspur Capital Corporation. Larkspur Capital Corporation received as compensation for financial advisory and investment banking services in connection with the January 2004 private placement a cash fee of 6 3/4% of the funds raised for a fee of $283,503 and warrants to purchase eMagin shares of common stock equal to 2.5% of the cash netted to eMagin for a total of 43,651 common stock purchase warrants exercisable at $2.41 per share.

In August 2004, eMagin and the certain of the holders of its outstanding Class A, B and C common stock purchase warrants entered into an agreement pursuant to which eMagin and the holders of the warrants agreed to the re-pricing and exercise of an aggregate of 500,952, 862,085 and 736,857 currently outstanding Class A, B and C common stock purchase warrants. As a condition to the transaction, the holders of the warrants agreed to limit the right of participation that they were granted pursuant to Section 4.11 of the Securities Purchase Agreement, dated January 9, 2004, under which they originally purchased such securities.

Specifically, the Company agreed to lower the exercise price of such warrants from $1.74, $1.74 and/or $1.90, respectively, to $.90 per share, in consideration of the holders agreeing to: (i) limit their right of participation with respect to any proposed financing transaction to the maximum number of shares that AMEX will allow the Investors to purchase in any subsequent financing without the Company being required to seek shareholder approval (provided, however, that in no event will the participation of all investors of the January 2004 financing in any such subsequent financing exceed 35% of such financing); and (ii) immediately exercise the re-priced Class A, B and/or C common stock purchase warrants.

As a result of the transaction, the holders have agreed to re-price and exercise, for an aggregate of approximately $1,889,900, an aggregate of 2,099,894 Class A, B and/or C common stock purchase warrants.

The Class B common stock purchase warrants were due to expire on August 12, 2004, while the Class A and C common stock purchase warrants remain exercisable until January 9, 2009 and February 12, 2005, respectively. Following the completion of the transaction, the Company continues to have outstanding an aggregate of 1,213,352 and 184,212 Class A and C common stock purchase warrants, respectively. The remaining outstanding unexercised Class A and C common stock purchase warrants continue to be exercisable as per their original terms.

On October 21, 2004, eMagin entered into a Securities Purchase Agreement pursuant to which we sold and issued 10,259,524 shares of common stock, par value $0.001 per share, and Series F Common Stock Purchase Warrants to purchase our common stock to purchasers who are a party to the Securities Purchase Agreement for an aggregate purchase price of $10,772,500. The common shares were priced at $1.05. The common shares, Series F Warrants and common shares issuable upon exercise of the warrants were drawn-down off of a shelf registration statement which was filed by us on May 5, 2004, and declared effective by the Securities and Exchange Commission on June 10, 2004.

The Series F Warrants are exercisable from April 25, 2005 until April 25, 2010 to purchase up to 1,370,238 shares of common stock at an exercise price of $1.21 per share, subject to adjustment upon the occurrence of specific events, including stock dividends, stock splits, combinations or reclassifications of our common stock or distributions of cash or other assets. In addition, the Series F Warrants contain provisions protecting against dilution resulting from the sale of additional shares of our common stock for less than the exercise price of the Series F Warrants, or the market price of the common stock, on the date of such issuance or sale. The Series F Warrants do not entitle the holders to any voting or other rights as a stockholder until such Series F Warrants are exercised and common stock is issued. Under the terms of the offering, in no event shall any holder of the Series F Warrants become the beneficial owner of more than 4.99% of the number of shares of our common stock outstanding immediately after giving effect to such issuance. An exercise that is limited by this provision may be permitted at a later date if, on such date, such exercise would not cause such beneficial ownership to exceed 4.99%. This limitation may be waived, in whole or in part, by a holder of the Series F Warrants upon, at the election of such holder, not less than 61 days' prior notice to us, and the provisions of this limitation shall continue to apply until such 61st day (or such later date, as determined by such holder, as may be specified in such notice of waiver); provided, however, that four of the investors in this offering delivered a waiver of this limitation to us prior to the closing date of this offering, which waiver took effect as of the closing date. In addition, in no event shall the Company issue to holders of the Series F Warrants, without first obtaining shareholder approval, shares of common stock which, in the aggregate, would exceed 19.9% of the number of shares outstanding on the closing date. The rights of the holder of the Series F Warrants are more fully set forth in Exhibit 4.1 to our Form 8-K filed with the SEC on October 26, 2004.

On October 29, 2004, eMagin entered into a Securities Purchase Agreement (pursuant to which we sold and issued, on November 3, 2004, 2,740,476 shares of common stock, par value $0.001 per share, and Series F Common Stock Purchase Warrants to purchase our common stock to purchasers who are a party to the Securities Purchase Agreement for an aggregate purchase price of approximately $2,877,500. The common shares were priced at $1.05. The Company also issued 75,000 shares to its legal counsel in consideration of legal services rendered in connection with a recently completed offering. The common shares, Series F Warrants, common shares issuable upon exercise of the warrants and common shares issued to its legal counsel were drawn-down off of a shelf registration statement which was filed by us on May 5, 2004, and declared effective by the Securities and Exchange Commission on June 10, 2004. The Series F Warrants were issued under the same terms as our October 21, 2004 financing described above.

ACTIONS TO BE TAKEN AT THE MEETING

ITEM 1

ELECTION OF CLASS A DIRECTORS

 At the 2001 Annual Meeting of Stockholders held on July 16, 2001, the stockholders approved the establishment of a classified board of directors, divided into three classes having staggered terms of three years each. Under the classified board provision, the board of directors was divided into three classes, designated Class A, Class B and Class C. Any director in Class A will hold office until the 2005 annual meeting of stockholders; any director in Class B will hold office until the 2006 annual meeting of stockholders; and any director in Class C will hold office until the 2007 annual meeting of stockholders; and, in each case, until their successors are duly elected and qualified or until their earlier resignation, removal from office or death. As a result, only one class of directors will be elected at each annual meeting of stockholders, with the remaining classes continuing their respective three-year terms.

At the Annual Meeting, the stockholders will elect two Class A directors to serve until the 2008 Annual Meeting of Stockholders or until their successors are elected and qualified. In the event the nominees are unable or unwilling to serve as directors at the time of the Annual Meeting, the proxies will be voted for any substitute nominees designated by the present Board or the proxy holders to fill such vacancy, or for the balance of the nominees named without nomination of a substitute, or the size of the Board will be reduced in accordance with the Bylaws of the Company. The Board has no reason to believe that the persons named below will be unable or unwilling to serve as nominees or as directors if elected.

Assuming a quorum is present, the two nominees receiving the highest number of affirmative votes of shares entitled to be voted for such persons will be elected as directors of the Company for the ensuing three years. Unless marked otherwise, proxies received will be voted “FOR” the election of the nominees named below. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as will ensure the election of the nominees listed below, and, in such event, the specific nominees to be voted for will be determined by the proxy holders.

Information With Respect to Director Nominees

Listed below are the nominees for Class A directors, with information showing the principal occupation or employment of the nominees for director, the principal business of the corporation or other organization in which such occupation or employment is carried on, and such nominees’ business experience during the past five years. Such information has been furnished to the Company by the director nominees:

Class A Nominees

Name	Age	Class	Position
Gary W. Jones	50	A	President, Chief Executive Officer and Director
Irwin Engelman	70	A	Director

Gary W. Jones	Director since 1992

Gary W. Jones has served as Chairman, Chief Executive Officer, and President of eMagin since 1992, and as Acting Chief Financial Officer from August 2002 to June 2004. Mr. Jones has over 20 years of experience in both public and private companies in the areas of business development, high volume manufacturing, product development, research, and marketing. Prior to founding FED Corporation/eMagin Corporation, Mr. Jones served as Director of the Device Development and Processing division at MCNC Center for Microelectronics in North Carolina from 1985 to 1992. From 1977 to 1985 Mr. Jones managed both semiconductor manufacturing and research and development programs at Texas Instruments. Mr. Jones received a B.S. in electrical engineering and physics from Purdue University. Mr. Jones has served as a member of the Executive Committee of the Board of the United States Display Consortium.

Irwin Engelman	Director since 2005

Irwin Engelman has served as a director since May of 2005. Irwin Engelman has been a director of New Plan Excel Realty Trust, Inc., a publicly-traded company that is one of the nation's largest owners and managers of community and neighborhood shopping centers, since 2003. He is currently a consultant to various industrial companies. From November 1999 until April 2002, he served as Executive Vice President and Chief Financial Officer of YouthStream Media Networks, Inc., a media and retailing company serving high school and college markets. From 1992 until April 1999, he served as Executive Vice President and Chief Financial Officer of MacAndrews and Forbes Holdings, Inc., a privately-held financial holding company. From November 1998 until April 1999, he also served as Vice Chairman, Chief Administrative Officer and a director of Revlon, Inc., a publicly-traded consumer products company. From 1978 until 1992, he served as an executive officer of various public companies including International Specialty Products, Inc. (a subsidiary of GAF Holdings Inc.), CitiTrust Bancorporation, General Foods Corporation and The Singer Company. He is currently a director of Sanford Bernstein Mutual Funds, a publicly-traded company, and a member of its audit committee. Mr. Engelman received a BBA in Accounting from Baruch College in 1955 and a Juris Doctorate from Brooklyn Law School in 1961. He was admitted practice law in the State of New York in 1962. In addition, he was licensed as a CPA in the State of New York in 1966.

Information With Respect to Continuing Directors

Listed below are the continuing Class B and C directors, with information showing the principal occupation or employment of the director, the principal business of the corporation or other organization in which such occupation or employment is carried on, and such director’s business experience during the past five years. Such information has been furnished to the Company by the directors:

Name	Age	Class	Position
Paul C. Cronson	47	B	Director
Rear Admiral Thomas Paulsen, USN (Ret.)	68	B	Director
Claude Charles	67	C	Director
Dr. Jacob (Jack) Goldman	82	C	Director
Dr. Jill Wittels	55	C	Director

Paul C. Cronson	Director Since 2003

Paul Cronson has served as a director since July of 2003. Mr. Cronson is Managing Director of Larkspur Capital Corporation, which he founded in 1992. Larkspur is a broker dealer that is a member of the National Association of Securities Dealers and advises companies seeking private equity or debt. Mr. Cronson's career in finance began in 1979 at Laidlaw, Adams Peck where he worked in asset management and corporate finance. From 1983 to 1985, Mr. Cronson worked with Samuel Montagu Co., Inc. in London, where he marketed eurobond issuers and structured transactions. Subsequently from 1985 to 1987, he was employed by Chase Investment Bank Ltd., where he structured international debt securities and he developed "synthetic asset" products using derivatives. Returning to the U.S., he joined Peter Sharp Co., where he managed a real estate portfolio, structured financings and assisted with capital market investments from until 1992. Mr. Cronson received his BA from Columbia College in 1979, and his MBA from Columbia University School of Business Administration in 1982. He is on the Board of Umbanet, in New York City, a private company specializing in email based distributed applications and secure messaging.

Rear Admiral Thomas Paulsen, USN (Ret.)	Director Since 2003

Admiral Thomas Paulsen has served as a director since July 2003. Admiral Thomas Paulsen served for over 34 years in the US Navy in Command Control, Communications and Intelligence (C3I), Telecommunications, Network Systems Operations, Computers and Computer Systems Operations until his retirement in 1994 as a Rear Admiral. He then served as Chief Information Officer for Williams Telecommunications. Admiral Paulsen has served as a director Umbanet, Inc. since 2002. Since 2000, Admiral Paulsen has served on the Board of Governors of the Institute of Knowledge Management, George Washington University. Since 1994, he has served as the Chairman of the Advisory Board and President Emeritus of the Center for Advanced Technologies (CAT) and a Managing Partner on the National Knowledge and Intellectual Property Management Taskforce, a not-for-profit company headquartered in Dallas, Texas, and is a member of the Board of Governors for the Japanese American National Museum, Los Angeles, California.

Claude Charles	Director since 2000

Claude Charles has served as a director since April of 2000. Mr. Charles has served as President of Great Tangley Corporation since 1999. From 1996 to 1998 Mr. Charles was Chairman of Equinox Group Holdings in Singapore. Mr. Charles has also served as a director and in senior executive positions at SG Warburg and Co. Ltd., Peregrine Investment Holdings, Trident International Finance Ltd., and Dow Banking Corporation. Mr. Charles holds a B.S. in economics from the Wharton School at the University of Pennsylvania and a M.S. in international finance from Columbia University.

Dr. Jack Goldman	Director since 2003

Dr. Jack Goldman joined our board of directors in February of 2003. Dr. Goldman is the retired senior vice-president for R&D and chief technical officer of the Xerox Corporation. While at Xerox, he founded and directed the celebrated Xerox PARC laboratory. Prior to joining Xerox, Dr. Goldman was Director of Ford Motor Company's Scientific Research Laboratory. He also served as Visiting Edwin Webster Professor at MIT. Dr. Goldman presently serves on the Boards of Directors of Umbanet Inc. and Medis Technologies Inc., and he has served on the Boards of Xerox, General Instrument Corp., United Brands, Intermagnetics General, GAF and Bank Leumi USA. He has also been active in government and professional advisory roles including service on the US Dept. of Commerce Technical Advisory Board, chairman of Statutory Visiting Committee of The National Bureau of Standards (National Institute of Standards and Technology), vice-president of the American Association for the Advancement of Science and president of the Connecticut Academy of Science and Engineering.

Dr. Jill Wittels	Director since 2003

Dr. Jill Wittels has served as a director since July 2003. Since February 2001, Dr. Wittels has been the Corporate Vice President, Business Development for L-3 Communications, a merchant supplier of intelligence, surveillance and reconnaissance systems and products, secure communications systems and products, avionics and ocean products, training devices and services, microwave components and telemetry, instrumentations, space and navigation products. Dr. Wittels has over 25 years of management, engineering and leadership experience. Prior to L-3 Communications, Dr. Wittels worked for 21 years with BAE Systems and its predecessor companies, including Lockheed Martin, Loral and Honeywell. Most recently, she served as vice president and general manager of BAE Systems' Information and Electronic Warfare Systems/Infrared and Imaging Systems division. Dr. Wittels began her career as a systems engineer and has also served as a Congressional Fellow for the American Physical Society, a research associate at Massachusetts Institute of Technology and a senior visiting scientist for the National Academy of Sciences. Dr. Wittels received a Bachelor of Science degree in Physics from MIT in 1970 and received a PhD in Physics from MIT in 1975. She serves on the Board of Overseers for the Department of Energy's Fermi National Accelerator Lab, is a member of the American Physical Society and a member of the American Astronomical Society. Dr. Wittels presently serves on the Boards of Directors of Innovative Micro Technology Inc. and of Millivision Inc.

Required Vote

Each director will be elected by plurality of the votes cast by the stockholders present in person or represented by proxy at the Annual Meeting.

RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 1:

THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF ALL THE ABOVE NOMINEES.

ITEM 2

APPROVAL OF THE 2005 EMPLOYEE STOCK PURCHASE PLAN

At the Annual Meeting, the Company's stockholders are being asked to approve the 2005 Employee Stock Purchase Plan (“2005 Employee Stock Purchase Plan”). The Board has unanimously approved the 2005 Employee Stock Purchase Plan and has directed that it be submitted for the approval of the stockholders at the annual meeting. The 2005 Employee Stock Purchase Plan will become effective on the date of shareholder approval (the “Effective Date”).

The following description of the 2005 Employee Stock Purchase Plan is only a summary of the important provisions of the 2005 Employee Stock Purchase Plan and does not contain all of the terms and conditions of the 2005 Employee Stock Purchase Plan. A copy of the 2005 Employee Stock Purchase Plan is attached to this Proxy Statement as “Appendix A.”

The purpose of the 2005 Employee Stock Purchase Plan is to give employees of eMagin and its participating subsidiaries an opportunity to purchase common stock on favorable terms through payroll deductions thereby increasing their proprietary interest in the success of eMagin. The number of shares of common stock available for issuance under the 2005 Employee Stock Purchase Plan will be 750,000 shares, subject to adjustment for certain changes in eMagin's capital, as described below. This number of shares available under the plan will be automatically increased on each of January 1, 2006, January 1, 2007, and January 1, 2008, by 750,000 shares. The 2005 Employee Stock Purchase Plan is intended to qualify as an employee stock purchase plan under Section 423 of the Code so that eMagin's participating employees may enjoy certain tax advantages, as described below. The 2005 Employee Stock Purchase Plan will be administered by the Compensation Committee.

In general, any person who has been an employee prior to a given offering period (generally each February 15 and August 15) who is scheduled to work more than five months per calendar year and more than 20 hours per week on a regular basis is eligible to participate in the 2005 Employee Stock Purchase Plan. Common stock will be purchased for each participant in the 2005 Employee Stock Purchase Plan as of the last day of each accumulation period (generally August 14 and February 14) within an offering period with the money deducted from their paychecks during the accumulation period. Offering periods under the 2005 Employee Stock Purchase Plan will begin on February 15 and August 15 of each calendar year while the 2005 Employee Stock Purchase Plan is in effect, and each offering period is 24 months in length, unless the Compensation Committee determines otherwise. The purchase price per share of common stock will be the lesser of (a) 85% of the fair market value (i.e. the last transaction or closing price, as applicable) of a share of common stock on the last trading day of the accumulation period or (b) 85% of the fair market value of a share of common stock on the last trading day prior to the beginning of the Offering Period.

A participant may elect to have payroll deductions made under the 2005 Employee Stock Purchase Plan for the purchase of common stock in an amount not to exceed 15% of the participant's compensation.

Compensation for purposes of the 2005 Employee Stock Purchase Plan generally means total cash compensation, inclusive of overtime, bonuses, or shift premiums or, plus the participants pre-tax contributions under any Internal Revenue Code Section 401(k) or 125 plan of the company or its subsidiaries. Contributions to the 2005 Employee Stock Purchase Plan will be on an after-tax basis. A participant may terminate his or her payroll deductions at any time.

A stock purchase bookkeeping account will be established for each participant in the 2005 Employee Stock Purchase Plan. Amounts deducted from participants' paychecks will be credited to their bookkeeping accounts. No interest will accrue with respect to any amounts credited to the bookkeeping accounts. As of the last day of each Accumulation Period, the amount credited to a participant's stock purchase account will be used to purchase the largest number of whole shares of common stock possible at the price determined as described above. In general, however, a participant will not be permitted to purchase in any calendar year under the 2005 Employee Stock Purchase Plan common stock with a fair market value in excess of $25,000, determined as of the beginning of the applicable offering period. Participants also will not be permitted to purchase more than 25,000 shares of common stock during any accumulation period. The common stock will be purchased directly from eMagin. No brokerage or other fees will be charged to participants. Any balance remaining in the participant's account will be returned to the participant; however, any excess balance attributable to the inability to purchase a fractional share will be retained in the participant's account for subsequent purchases under the 2005 Employee Stock Purchase Plan or may be withdrawn by the participant.

A participant may withdraw from participation in the 2005 Employee Stock Purchase Plan at any time during an offering period by written notice to eMagin. Upon withdrawal, a participant's bookkeeping account balance will be distributed in cash as soon as practicable and no shares of common stock will be purchased during the accumulation period. If a participant terminates employment with eMagin, that participant will be considered withdrawn from the plan. Rights to purchase shares of common stock under the 2005 Employee Stock Purchase Plan are exercisable only by the participant and are not transferable.

In the event of certain changes in number of outstanding shares of the common stock, such as a stock dividend or other change in the number of shares effected without receipt or payment of consideration by eMagin, the aggregate number of shares of common stock offered under the 2005 Employee Stock Purchase Plan, the 25,000 share limit on shares that can be purchased by a single participant during any accumulation period and the price of shares under any outstanding participant elections will be proportionately adjusted by the Compensation Committee. Immediately prior to a corporate reorganization, as defined in the 2005 Employee Stock Purchase Plan, the offering period and accumulation period then in progress will terminate, and shares will be purchased using amounts then outstanding in the participants' bookkeeping accounts under the 2005 Employee Stock Purchase Plan, unless the 2005 Employee Stock Purchase Plan is assumed or continued by the surviving corporation or its parent corporation.

The Board of Directors of eMagin may amend, suspend, or terminate the 2005 Employee Stock Purchase Plan at any time, except that certain amendments may be made only with the approval of the stockholders of eMagin.

However, participants will be taxed on amounts withheld from their compensation under 2005 Employee Stock Purchase Plan as if actually received, and eMagin will generally be entitled to a corresponding income tax deduction.

If a participant disposes of the common stock purchased pursuant to the 2005 Employee Stock Purchase Plan after one year from the date of purchase and two years from the beginning of the applicable offering period, the participant must include in gross income as compensation (as ordinary income and not as capital gain) for the taxable year of disposition an amount equal to the lesser of (a) the excess of the fair market value of the common stock at the beginning of the applicable Offering Period over the purchase price computed on the first day of the Offering Period or (b) the excess of the fair market value of the common stock at the time of disposition over their purchase price. Thus, if the one and two year holding periods described above are met, a participant's ordinary income will be limited to the discount available to the participant on the first day of the applicable Offering Period. If the amount realized upon such a disposition by way of sale or exchange of the common stock exceeds the purchase price plus the amount, if any, included in income as ordinary income, such excess will be long-term capital gain. If the participant disposes of the common stock for less than the purchase price paid, he or she will recognize no ordinary income, and the participant will have a capital loss equal to the difference between the amount realized upon such disposition and the purchase price. If the one and two year holding periods described above are met, eMagin will not be entitled to any income tax deduction.

If a participant disposes of common stock purchased pursuant to the 2005 Employee Stock Purchase Plan within one year from the date of purchase or two years from the beginning of the Offering Period, the participant will recognize ordinary income at the time of disposition which will equal the excess, if any, of the fair market value of the common stock on the date the participant purchased the common stock over the purchase price paid for the common stock. The Company will generally be entitled to a corresponding income tax deduction. The excess, if any, of the amount recognized on a subsequent disposition of such common stock over their fair market value on the date of purchase will be short-term capital gain, unless the participant's holding period for the common stock (which will begin at the time of the participant's purchase of the common stock) is more than one year. If the participant disposes of the common stock for less than the fair market value of the common stock on the date of purchase, the difference will be a capital loss.

In view of the complexity of the tax aspects of transactions involving the purchase of Common Stock under the 2005 Employee Stock Purchase Plan, and because the impact of taxes will vary depending on individual circumstances, each participant purchasing shares of common stock under the 2005 Employee Stock Purchase Plan should consult their own tax advisor to determine the tax consequences in such participant’s particular circumstances.

New plan benefits

Participation in the 2005 Employee Stock Purchase Plan is voluntary. Accordingly, at this time eMagin cannot determine the amount of shares of common stock that will be acquired by participants or the dollar value of any such participation. As of August 10, 2005 there are approximately 90 employees (representing all of the employees of the Company and its subsidiaries) who would be eligible to participate in the 2005 Employee Stock Purchase Plan if the plan had been in effect on that date.

Required Vote

Approval of the 2005 Employee Stock Purchase Plan requires the receipt of the affirmative vote of a majority of the shares of the Company's common stock present in person or by proxy and voting at the Annual Meeting.

RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 2:

THE BOARD RECOMMENDS A VOTE FOR APPROVAL OF THE 2005 EMPLOYEE STOCK PURCHASE PLAN.

ITEM 3

AMENDMENT TO THE 2003 EMPLOYEE STOCK OPTION PLAN TO PROVIDE
FOR GRANTS OF SHARES OF COMMON STOCK IN ADDITION TO OPTIONS
TO PURCHASE SHARES OF COMMON STOCK

At the Annual Meeting, the Company's stockholders are being asked to approve an amendment to the 2003 Employee Stock Option Plan (the "2003 Option Plan") to provide for grants of shares of common stock in addition to options to purchase shares of common stock. The Board has unanimously approved such amendment and has directed that it be submitted for the approval of the stockholders at the Annual Meeting. The amendment the 2003 Option Plan to provide for grants of shares of common stock in addition to options to purchase shares of common stock will become effective on the date of shareholder approval (the “Effective Date”).

PURPOSE

The primary purpose of the 2003 Option Plan is to attract and retain the best available personnel for the Company in order to promote the success of the Company's business and to facilitate the ownership of the Company's stock by employees. As stated below, we are proposing to issue shares of common stock, in addition to certain options to purchase shares of common stock, upon shareholder approval of this proposal. The options and shares of common stock being issued were and will continue to be required to attract new personnel. In the event that the amendment to the 2003 Option Plan is not adopted, the Company may have considerable difficulty in retaining and attracting qualified personnel, officers, directors and consultants.

The following description of the 2003 Option Plan is a summary of the provisions of the 2003 Option Plan, and does not contain all of the terms and conditions of the 2003 Option Plan. A copy of the 2003 Option Plan is attached to this Proxy Statement as “Appendix B.” The 2003 Option Plan and the right of participants to make purchases thereunder are intended to qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). The 2003 Option Plan is not a qualified deferred compensation plan under Section 401(a) of the Internal Revenue Code and is not subject to the provisions of the Employee Retirement Income Security Act of 1974 ("ERISA").

SHARE RESERVATION

We have reserved a total of 9,200,000 shares of our common stock for issuance under the 2003 Option Plan. On January 1, 2004, the share reserve was automatically increased by 2,000,000 shares. On January 1 of each year for a period of nine (9) years, commencing on January 1, 2005, the aggregate number of shares of Common Stock that is available for issuance under the 2003 Option Plan shall automatically be increased by three percent (3%) of the diluted shares outstanding; provided, however, that the Board, from time to time, may provide for a lesser increase in the aggregate number of shares of Common Stock that is available for issuance under the Plan.

However, the automatic increase is subject to reduction by the board. If the recipient of an option grant or stock award does not purchase the shares subject to the option grant or stock award before it expires or terminates, the shares that are not purchased again become available for issuance under the 2003 Option Plan.

ADMINISTRATION

The 2003 Option Plan is administered by the Company's Board of Directors as the Board of Directors may be composed from time to time. The Board determines all questions of interpretation of the 2003 Option Plan, and its decisions are final and binding upon all participants. Any determination by a majority of the members of the Board of Directors at any meeting, or by written consent in lieu of a meeting, shall be deemed to have been made by the whole Board of Directors.

Notwithstanding the foregoing, the Board of Directors may at any time, or from time to time, appoint a committee (the "Committee") of at least three members of the Board of Directors, and delegate to the Committee the authority of the Board of Directors to administer the Plan. Upon such appointment and delegation, the Committee shall have all the powers, privileges and duties of the Board of Directors, and shall be substituted for the Board of Directors, in the administration of the Plan, subject to certain limitations.

Members of the Board of Directors who are eligible employees are permitted to participate in the 2003 Option Plan, provided that any such eligible member may not vote on any matter affecting the administration of the 2003 Option Plan or the grant of any option or stock award pursuant to it, or serve on a committee appointed to administer the 2003 Option Plan. In the event that any member of the Board of Directors is at any time not a "disinterested person", as defined in Rule 16b-3(c)(3)(i) promulgated pursuant to the Securities Exchange Act of 1934, the Plan shall not be administered by the Board of Directors, and may only by administered by a Committee, all the members of which are disinterested persons, as so defined.

ELIGIBILITY

Under the 2003 Option Plan, options and/or stock awards may be granted to key employees, officers, directors or consultants of the Company, as provided in the 2003 Option Plan (in the case of a grant of options, the participant is referred to herein as an “Optionee” and in the case of a grant of a stock award, the participant is referred to herein as a “Grantee”).

TERMS OF OPTIONS AND STOCK AWARDS

The term of each Option or stock award granted under the Plan shall be contained in a stock option or stock award agreement between the Optionee or Grantee and the Company and such terms shall be determined by the Board of Directors consistent with the provisions of the Plan, including the following:

(a) PURCHASE PRICE. The purchase price of the Common Shares subject to each ISO shall not be less than the fair market value (as set forth in the 2003 Option Plan), or in the case of the grant of an ISO to a Principal Stockholder, not less that 100% of fair market value of such Common Shares at the time such Option is granted. The purchase price of the Common Shares subject to each Non-ISO shall be determined at the time such Option is granted, but in no case less than 85% of the fair market value of such Common Shares at the time such Option is granted.

(b) VESTING. The dates on which each Option or stock award (or portion thereof) shall be exercisable or shall vest and the conditions precedent to such exercise or vesting, if any, shall be fixed by the Board of Directors, in its discretion, at the time such Option or stock award is granted.

(c) EXPIRATION. The Board of Directors, in its discretion, shall fix the expiration of each Option or stock award, at the time such Option or stock award is granted; however, unless otherwise determined by the Board of Directors at the time such Option or stock award is granted, an Option or stock award shall be exercisable for ten (10) years after the date on which it was granted (the "Grant Date"). Each Option or stock award shall be subject to earlier termination as expressly provided in the 2003 Option Plan or as determined by the Board of Directors, in its discretion, at the time such Option or stock award is granted.

(d) TRANSFERABILITY. No Option or stock award shall be transferable, except by will or the laws of descent and distribution, and any Option or stock award may be exercised during the lifetime of the Optionee or Grantee only by him. No Option or stock award granted under the Plan shall be subject to execution, attachment or other process.

(e) OPTION ADJUSTMENTS. The aggregate number and class of shares as to which Options or stock award may be granted under the 2003 Option Plan, the number and class shares covered by each outstanding Option or stock award and the exercise price or purchase per share thereof (but not the total price), and all such Options or stock awards, shall each be proportionately adjusted for any increase decrease in the number of issued Common Stock resulting from split-up spin-off or consolidation of shares, additional issuance of shares, or any like capital adjustment or the payment of any stock dividend. The total number of shares approved in the 2003 Option Plan would not decrease as a result of the exercising of options or the purchase of common stock pursuant to a stock award.

Except as otherwise provided in the 2003 Option Plan, any Option or stock award granted shall terminate in the event of a merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation of the Company. However, the Optionee or Grantee shall have the right immediately prior to any such transaction to exercise his Option or purchase shares of common stock in whole or in part notwithstanding any otherwise applicable vesting requirements.

(f) TERMINATION, MODIFICATION AND AMENDMENT. The 2003 Option Plan (but not Options or stock awards previously granted under the Plan) shall terminate ten (10) years from the earlier of the date of its adoption by the Board of Directors or the date on which the Plan is approved by the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Company entitled to vote thereon, and no Option or stock award shall be granted after termination of the Plan. Subject to certain restrictions, the Plan may at any time be terminated and from time to time be modified or amended by the affirmative vote of the holders of a majority of the outstanding shares of the capital stock of the Company present, or represented, and entitled to vote at a meeting duly held in accordance with the applicable laws of the State of Delaware.

FEDERAL INCOME TAX ASPECTS OF THE 2003 OPTION PLAN

THE FOLLOWING IS A BRIEF SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON THE PARTICIPANTS AND THE COMPANY WITH RESPECT TO THE PURCHASE OF SHARES UNDER THE 2003 OPTION PLAN. THIS SUMMARY DOES NOT PURPORT TO BE COMPLETE AND DOES NOT ADDRESS THE FEDERAL INCOME TAX CONSEQUENCES TO TAXPAYERS WITH SPECIAL TAX STATUS. IN ADDITION, THIS SUMMARY DOES NOT DISCUSS THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE PARTICIPANT MAY RESIDE, AND DOES NOT DISCUSS ESTATE, GIFT OR OTHER TAX CONSEQUENCES OTHER THAN INCOME TAX CONSEQUENCES. THE COMPANY ADVISES EACH PARTICIPANT TO CONSULT HIS OR HER OWN TAX ADVISOR REGARDING THE TAX CONSEQUENCES OF PARTICIPATION IN THE 2003 OPTION PLAN AND FOR REFERENCE TO APPLICABLE PROVISIONS OF THE CODE.

The 2003 Option Plan and the right of participants to make purchases thereunder are intended to qualify under the provisions of Sections 421, 422 and 423 of the Code. Under these provisions, no income will be recognized by a participant prior to disposition of shares acquired under the 2003 Option Plan.

If the shares are sold or otherwise disposed of (including by way of gift) more than two years after the first day of the offering period during which shares were purchased (the "Offering Date"), a participant will recognize as ordinary income at the time of such disposition the lesser of (a) the excess of the fair market value of the shares at the time of such disposition over the purchase price of the shares or (b) 15% of the fair market value of the shares on the first day of the offering period. Any further gain or loss upon such disposition will be treated as long-term capital gain or loss. If the shares are sold for a sale price less than the purchase price, there is no ordinary income and the participant has a capital loss for the difference.

If the shares are sold or otherwise disposed of (including by way of gift) before the expiration of the two-year holding period described above, the excess of the fair market value of the shares on the purchase date over the purchase price will be treated as ordinary income to the participant. This excess will constitute ordinary income in the year of sale or other disposition even if no gain is realized on the sale or a gift of the shares is made. The balance of any gain or loss will be treated as capital gain or loss and will be treated as long-term capital gain or loss if the shares have been held more than one year.

In the case of a participant who is subject to Section 16(b) of the Exchange Act, the purchase date for purposes of calculating such participant's compensation income and beginning of the capital gain holding period may be deferred for up to six months under certain circumstances. Such individuals should consult with their personal tax advisors prior to buying or selling shares under the 2003 Option Plan.

The ordinary income reported under the rules described above, added to the actual purchase price of the shares, determines the tax basis of the shares for the purpose of determining capital gain or loss on a sale or exchange of the shares.

The Company is entitled to a deduction for amounts taxed as ordinary income to a participant only to the extent that ordinary income must be reported upon disposition of shares by the participant before the expiration of the two-year holding period described above.

RESTRICTIONS ON RESALE

Certain officers and directors of the Company may be deemed to be "affiliates" of the Company as that term is defined under the Securities Act. The Common Stock acquired under the 2003 Option Plan by an affiliate may be reoffered or resold only pursuant to an effective registration statement or pursuant to Rule 144 under the Securities Act or another exemption from the registration requirements of the Securities Act.

REQUIRED VOTE

The approval of the amendment to the 2003 Option Plan to provide for grants of shares of common stock in addition to options to purchase shares of common stock requires the affirmative vote of the holders of a majority of the shares of the Company's Common Stock present at the Annual Meeting in person or by proxy and entitled to vote and constituting at least a majority of the required quorum.

The proxy holders intend to vote the shares represented by proxies to approve the amendment to the 2003 Stock Option Plan.

RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 3:

THE BOARD RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDMENT TO THE 2003 EMPLOYEE STOCK OPTION PLAN TO PROVIDE FOR GRANTS OF SHARES OF COMMON STOCK IN ADDITION TO OPTIONS TO PURCHASE SHARES OF COMMON STOCK.

ITEM 4

INCREASE OF THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK ISSUABLE PURSUANT TO THE 2004 NON-EMPLOYEE COMPENSATION PLAN

At the Annual Meeting, the Company's stockholders are being asked to approve an increase in the number of authorized shares of common stock issuable pursuant to the 2004 Non-Employee Compensation Plan ("2004 Non-Employee Compensation Plan") from 1,000,000 to 2,000,000 shares. The Board has unanimously approved such increase and has directed that it be submitted for the approval of the stockholders at the annual meeting. The increase in the number of authorized shares of common stock issuable pursuant to the 2004 Non-Employee Compensation Plan from 1,000,000 to 2,000,000 shares will become effective on the date of shareholder approval (the "Effective Date").

The following description of the 2004 Non-Employee Compensation Plan is only a summary of the important provisions of the 2004 Non-Employee Compensation Plan and does not contain all of the terms and conditions of the 2004 Non-Employee Compensation Plan. A copy of the 2004 Non-Employee Compensation Plan, is attached to this Proxy Statement as “Appendix C”.

What Is the Purpose of the 2004 Non-Employee Compensation Plan?

The purpose of the 2004 Non-Employee Compensation Plan is to help us retain consultants, professionals, and service providers who provide services to the Company in connection with, among other things, the Company's obligations as a publicly-held reporting company. In addition, we expect to benefit from the added interest that the awardees will have in our welfare as a result of their ownership or increased ownership of our Common Stock.

Over the last two years, we have been able to engage consultants, professionals, and service providers by compensating them through the issuance of shares of our common stock. This afforded us the ability to utilize our cash, at a time when we were seeking out financing and working with our creditors with respect to restructuring outstanding obligations, for the more immediate needs that we had related to the acquisition of the products and inventory needed to further our manufacturing process so as to be able to deliver finished goods to our customers pursuant to outstanding orders. As we continue to have a significant backlog of orders, we believe that, for the foreseeable future, it is in our best interests to be able to continue to engage and compensate such persons through the payment of our shares of common stock. In addition, Section 711 of the AMEX Company Guide, which was amended in October 2003, now requires that such compensation arrangements be approved by the Company's shareholders. For the foregoing reasons, the Board of Directors has unanimously approved the increase in the number of authorized shares of common stock issuable pursuant to the 2004 Non-Employee Compensation Plan from 1,000,000 to 2,000,000 shares and has directed that such proposal be submitted for the approval of the stockholders at the annual meeting.

What Types of Awards Can be Granted Under the 2004 Non-Employee Compensation Plan?

Awards authorized under the 2004 Non-Employee Compensation Plan shall consist of shares of our common stock. Such awards may be subject to forfeiture in the event of premature termination of engagement, failure to meet certain performance objectives, or other conditions, as may be determined by the Board of Directors.

Each award described above is sometimes referred to in this Proxy Statement as an "Award", and all such awards are sometime collectively referred to in this Proxy Statement as "Awards" and individuals receiving Awards are sometimes referred to as "Awardees".

How Will the 2004 Non-Employee Compensation Plan Be Administered?

The 2004 Non-Employee Compensation Plan will be administered by the Board of Directors (provided however, that the Board may delegate such administration to the Compensation Committee). Subject to the express terms and conditions of the 2004 Non-Employee Compensation Plan, the Board of Directors will have full power to make Awards, to construe or interpret the 2004 Non-Employee Compensation Plan, to prescribe, amend and rescind rules and regulations relating to it and to make all other determinations necessary or advisable for its administration. Except as otherwise provided in the 2004 Non-Employee Compensation Plan, the Board of Directors may also determine which persons shall be granted Awards, the nature of the Awards granted, the number of shares subject to Awards and the time at which Awards shall be made. Such determinations will be final and binding.

How Much Stock Will Be Available Under the 2004 Non-Employee Compensation Plan?

The only class of stock subject to an Award is Common Stock. The maximum number of shares of Common Stock with respect to which Awards may be granted is currently 1,000,000 shares; however, this number is subject to adjustment in the event of a recapitalization, reorganization or similar event. If our stockholders approve this Proposal 3, the maximum number of shares of Common Stock with respect to which Awards may be granted will be 2,000,000 shares. The maximum number of shares of Common Stock with respect to which Awards may be granted to any participant in any year under the 2004 Non-Employee Compensation Plan is 500,000 shares.

Shares shall consist, in whole or in part, of authorized and unissued shares or treasury shares. Any shares represented by Awards that are cancelled, forfeited, terminated or expired will again be available for grants and issuance under the 2004 Non-Employee Compensation Plan.

Who Is Eligible to Participate in the 2004 Non-Employee Compensation Plan?

Persons eligible for Awards under the 2004 Non-Employee Compensation Plan will be limited to consultants, professionals and service providers of the Company and our subsidiaries ("Eligible Persons"). The Board of Directors will select who will receive Awards and the amount and nature of such Awards.

What Happens If the Number of Outstanding Shares Changes Because of a Merger, Consolidation, Recapitalization or Reorganization?

In the event that our outstanding shares of Common Stock are increased, decreased or changed or converted into other securities by reason of merger, reorganization, consolidation, recapitalization, stock dividend, extraordinary cash dividend or other change in our corporate structure affecting the stock, the number of shares that may be delivered under the 2004 Non-Employee Compensation Plan and the number and/or the purchase price of shares subject to outstanding Awards under the 2004 Non-Employee Compensation Plan may be adjusted at the sole discretion of the Board of Directors to the extent that the Board of Directors determines to be appropriate, provided, however, that the number of shares subject to any Awards will always be a whole number.

When Will the 2004 Non-Employee Compensation Plan Terminate?

The 2004 Non-Employee Compensation Plan will expire on May 17, 2014, but the Board of Directors may terminate the 2004 Non-Employee Compensation Plan at any time prior to that date and Awards granted prior to such termination may extend beyond such date. Termination of the 2004 Non-Employee Compensation Plan will not alter or impair, without the consent of the Awardee, any of the rights or obligations of any Award made under the 2004 Non-Employee Compensation Plan.

What Changes Can the Board Make to the 2004 Non-Employee Compensation Plan?

The Board may from time to time alter, amend, suspend or discontinue the 2004 Non-Employee Compensation Plan. However, no such action of the Board may alter the provisions of the 2004 Non-Employee Compensation Plan so as to alter any outstanding Awards to the detriment of the Awardee or participant without such participant's or Awardees consent, and no amendment to the 2004 Non-Employee Compensation Plan may be made without stockholder approval if such amendment would materially increase the benefits to the Awardees or the participants in the 2004 Non-Employee Compensation Plan, materially increase the number of shares issuable under the 2004 Non-Employee Compensation Plan, extend the terms of the 2004 Non-Employee Compensation Plan or the period during which Awards may be granted or exercised or materially modify requirements as to eligibility to participate in the 2004 Non-Employee Compensation Plan.

What Are the Important Provisions of the Plan With Respect to Each Type of Award?

Grant. The Board of Directors may, at its discretion, award shares of common stock to a recipient (the "Stock Awards"). The Stock Awards will be issued pursuant to an agreement between the Company and the Awardee. Each recipient of a Stock Award will be a stockholder and have all the rights of a stockholder with respect to such shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such shares.

If the recipient of an Award ceases to be a consultant, professional or service provider for any reason, then the Award may be subject to forfeiture, as provided in the particular agreement, unless such forfeiture is waived by the Board of Directors when it, in its discretion, determines that such waiver is in our best interests.

In the event of a participant's retirement, permanent disability or death, or in cases of special circumstances, the Board of Directors may waive any or all of the remaining restrictions and limitations imposed under the 2004 Non-Employee Compensation Plan with respect to any Awards.

Restrictions on Transferability. These Shares of stock may not be sold, exchanged, transferred, pledged, hypothecated, or otherwise disposed of until such time as any stated restrictions lapse. The Board of Directors, in its absolute discretion, may impose such restrictions on the transferability of the Awards granted in this 2004 Non-Employee Compensation Plan as it deems appropriate. Any such restrictions shall be set forth in the Agreement with respect to such Awards and may be referred to on the certificates evidencing shares issued pursuant to any such Award. Shares of restricted stock will be evidenced by a certificate that bears a restrictive legend.

What are the U.S. Federal Income Tax Consequences of the 2004 Non-Employee Compensation Plan?

The following discussion is a summary of the U.S. Federal income tax consequences to recipients of Awards and to us with respect to Awards granted under the 2004 Non-Employee Compensation Plan. The 2004 Non-Employee Compensation Plan is not qualified under Section 401(a) of the Code.

Stock awarded to an Awardee may be subject to any number of restrictions (including deferred vesting, limitations on transfer, and forfeit ability) imposed by the Board of Directors. In general, the receipt of stock with restrictions will not result in the recognition of income by an Awardee until such time as the shares are either not forfeitable or are freely transferable. Upon the lapse of such restrictions, the Awardee will be required to include as ordinary income the difference between the amounts paid for the stock, if any, and the fair market value of such stock on the date the restrictions lapse and we will be entitled to a corresponding deduction. In addition, any dividends paid with respect to the stock prior to the lapse of the restrictions will be treated as compensation income by the Awardee and will be deductible by us. Awardees receiving Stock Awards may elect to include the value of such stock (less any amounts paid for such stock) as ordinary income at the time the Award is made. Awardees making this election would treat any gain or loss realized on a sale of the stock as capital gain or loss, but would not be entitled to any loss deduction if they forfeited the stock pursuant to the restrictions imposed by the Board of Directors.

In view of the complexity of the tax aspects of transactions involving the grant and exercise Awards, and because the impact of taxes will vary depending on individual circumstances, each Awardee receiving an Award under the 2004 Non-Employee Compensation Plan should consult their own tax advisor to determine the tax consequences in such Awardee's particular circumstances.

Registration with the Securities and Exchange Commission

We intend to file a Post-Effective Registration Statement on Form S-8 covering the increase in shares of common stock issuable pursuant to the 2004 Non-Employee Compensation Plan if such increase is approved by the Company’s stockholders.

RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 4:

THE BOARD RECOMMENDS A VOTE FOR APPROVAL OF AN INCREASE OF THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK ISSUABLE PURSUANT
THE 2004 NON-EMPLOYEE COMPENSATION PLAN.

ITEM 5.

RATIFICATION OF THE
APPOINTMENT OF INDEPENDENT AUDITORS

Eisner LLP, independent auditors, audited the financial statements of eMagin Corporation for the 2004 fiscal year. Representatives of Eisner LLP are expected to attend the Annual Meeting of stockholders and will have the opportunity to make a statement if they desire to do so and are expected to be available to answer appropriate questions. The Audit Committee and the Board of Directors have selected Eisner LLP as the independent auditors of the Company for the fiscal year ending December 31, 2005.

In connection with the standards for independence of the Company’s independent auditors promulgated by the Securities and Exchange Commission, the Audit Committee has considered whether the provision of such services is compatible with maintaining the independence of Eisner LLP and has determined that such services are compatible with the continued independence of Eisner LLP.

The appointment of the Company's independent auditors requires the receipt of the affirmative vote of a majority of the shares of the Company's common stock present in person or by proxy and voting at the Annual Meeting. For purposes of determining the number of shares voting, only votes cast "for" or "against" are included. Abstentions and broker non-votes are not included.

Audit Fees

Eisner LLP billed us $72,500 for services rendered for the audit of our annual consolidated financial statements for the year ended December 31, 2004 included in our Form 10-KSB. We currently have not received all invoices for 2004 audit expenses and have accrued an additional amount of $20,000.

All Other Fees

The aggregate fees billed by Eisner LLP for services rendered to the Company, other than services covered in “Audit Fees” for the fiscal year ended December 31, 2004 were $21,197. Eisner LLP did not perform any services which directly or indirectly related to the operation of, or supervision of the operation of, our information systems or management of our local area network.

Required Vote

The appointment of the Company's independent auditors requires the receipt of the affirmative vote of a majority of the shares of the Company's common stock present in person or by proxy and voting at the Annual Meeting.

RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 5:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF EISNER LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY.

OTHER MATTERS

The Board of Directors knows of no other business which will be presented at the Annual Meeting. If any other matters properly come before the meeting, the persons named in the enclosed Proxy and will vote the shares represented thereby in accordance with their judgment on such matters.

ADDITIONAL INFORMATION

Annual Reports and Form 10-KSB.

Additional copies of eMagin's Annual Report and Form 10-KSB for the fiscal years ended December 31, 2004 may be obtained without charge by writing to the Secretary, eMagin Corporation, 2070 Route 52, Hopewell Junction, NY 12533. eMagin's Annual Report and Form 10-KSB can also be found on eMagin's website: www.eMagin.com.

Stockholders Proposals for the 2005 Annual Meeting.

Stockholders who wish to submit proposals pursuant to Rule 14a-8 of the 1934 Act for inclusion in the Proxy Statement for the Company's 2005 Annual Meeting of Stockholders must submit the same to the Secretary, at the Company's principal executive office at 10500 NE 8th St., Bellevue, WA 98004 no later than January 15, 2006.

Proxy Solicitation Costs.

The proxies being solicited hereby are being solicited by the Company. The Company will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this Proxy Statement, the Proxy card and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of common stock beneficially owned by others to forward to such beneficial owners. We have retained Georgeson Shareholder Communications, Inc. 17 State Street, New York, New York 10004, to aid in the solicitation. For these services, we will pay Georgeson a fee of $11,500 and reimburse it for certain out-of-pocket disbursements and expenses. Officers and regular employees of the Company may, but without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, telex, facsimile or electronic means. We will, upon request, reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of stock.

By Order of the Board of Directors,

By:	/s/ Susan K Jones
Susan K Jones
Executive Vice President and Secretary

APPENDIX A

EMAGIN CORPORATION
2005 EMPLOYEE STOCK PURCHASE PLAN

SECTION 1.  PURPOSE OF THE PLAN.

The Plan was adopted by the Board and ratified by the Shareholders of the Company (effective as of September 30, 2005.) The purpose of the Plan is to provide Eligible Employees with an opportunity to increase their proprietary interest in the success of the Corporation by purchasing Stock from the Corporation on favorable terms and to pay for such purchases through payroll deductions. The Plan is intended to qualify under section 423 of the Code.

SECTION 2.  ADMINISTRATION OF THE PLAN.

(a) COMMITTEE COMPOSITION. The Plan shall be administered by the Committee. The Committee shall consist exclusively of one or more directors of the Corporation, who shall be appointed by the Board.

(b) COMMITTEE RESPONSIBILITIES. The Committee shall interpret the Plan and make all other policy decisions relating to the operation of the Plan. The Committee may adopt such rules, guidelines and forms as it deems appropriate to implement the Plan. The Committee's determinations under the Plan shall be final and binding on all persons.

SECTION 3.  ENROLLMENT AND PARTICIPATION.

(a) OFFERING PERIODS. While the Plan is in effect, one or more Offering Periods shall commence in each calendar year. Unless otherwise specified by the Committee, the Offering Periods shall consist of the 24-month periods commencing on each February 15 and August 15except that the first Offering Period shall commence within a month of the adoption of the Plan.

(b) ACCUMULATION PERIODS. While the Plan is in effect, up to two Accumulation Periods shall commence in each calendar year. Unless otherwise specified by the Committee, the Accumulation Periods shall consist of the six-month periods commencing on each February 15 and August 15.

(c) ENROLLMENT. Any individual who, on the day preceding the first day of an Offering Period, qualifies as an Eligible Employee may elect to become a Participant in the Plan for such Offering Period by executing the enrollment form prescribed for this purpose by the Committee. The enrollment form shall be filed with the Corporation at the prescribed location not later than one business day prior to the commencement of such Offering Period.

(d) DURATION OF PARTICIPATION. Once enrolled in the Plan, a Participant shall continue to participate in the Plan until he or she ceases to be an Eligible Employee, withdraws from the Plan under Section 5(a) or reaches the end of the Accumulation Period in which his or her employee contributions were discontinued under Section 4(d) or 8(b). A Participant who discontinued employee contributions under Section 4(d) or withdrew from the Plan under Section 5(a) may again become a Participant, if he or she then is an Eligible Employee, by following the procedure described in Subsection (c) above. A Participant whose employee contributions were discontinued automatically under Section 8(b) shall automatically resume participation at the beginning of the earliest Accumulation Period ending in the next calendar year, if he or she then is an Eligible Employee.

(e) APPLICABLE OFFERING PERIOD. For purposes of calculating the Purchase Price under Section 7(b), the applicable Offering Period shall be determined as follows:

(i) Once a Participant is enrolled in the Plan for an Offering Period, such Offering Period shall continue to apply to him or her until the earliest of (A) the end of such Offering Period, (B) the end of his or her participation under Subsection (d) above or (C) re-enrollment for a subsequent Offering Period under Paragraph (ii) or (iii) below.

(ii) In the event that the Fair Market Value of Stock on the last trading day before the commencement of the Offering Period for which the Participant is enrolled is higher than on the last trading day before the commencement of any subsequent Offering Period, the Participant shall automatically be re-enrolled for such subsequent Offering Period.

(iii) Any other provision of the Plan notwithstanding, the Corporation (at its sole discretion) may determine prior to the commencement of any new Offering Period that all Participants shall be re-enrolled for such new Offering Period.

(iv) When a Participant reaches the end of an Offering Period but his or her participation is to continue, then such Participant shall automatically be re-enrolled for the Offering Period that commences immediately after the end of the prior Offering Period.

SECTION 4.  EMPLOYEE CONTRIBUTIONS.

(a) FREQUENCY OF PAYROLL DEDUCTIONS. A Participant may purchase shares of Stock under the Plan solely by means of payroll deductions. Payroll deductions, as designated by the Participant pursuant to Subsection (b) below, shall occur on each payday during participation in the Plan.

(b) AMOUNT OF PAYROLL DEDUCTIONS. An Eligible Employee shall designate on the enrollment form the portion of his or her Compensation that he or she elects to have withheld for the purchase of Stock. Such portion shall be a whole percentage of the Eligible Employee's Compensation, but not less than 1% nor more than 15%.

(c) CHANGING WITHHOLDING RATE. If a Participant wishes to change the rate of payroll withholding, he or she may do so by filing a new enrollment form with the Corporation at the prescribed location at any time (see section 4e below for limitation). The new withholding rate shall be effective as soon as reasonably practicable after such form has been received by the Corporation. The new withholding rate shall be a whole percentage of the Eligible Employee's Compensation, but not less than 1% nor more than 15%.

(d) DISCONTINUING PAYROLL DEDUCTIONS. If a Participant wishes to discontinue employee contributions entirely, he or she may do so by filing a new enrollment form with the Corporation at the prescribed location at any time. Payroll withholding shall cease as soon as reasonably practicable after such form has been received by the Corporation. (In addition, employee contributions may be discontinued automatically pursuant to Section 8(b).) A Participant who has discontinued employee contributions may resume such contributions by filing a new enrollment form with the Corporation at the prescribed location. Payroll withholding shall resume as soon as reasonably practicable after such form has been received by the Corporation.

(e) LIMIT ON NUMBER OF ELECTIONS. No Participant shall make more than two elections under Subsection (c) or (d) above during any Accumulation Period.

SECTION 5.  WITHDRAWAL FROM THE PLAN.

(a) WITHDRAWAL. A Participant may elect to withdraw from the Plan by filing the prescribed form with the Corporation at the prescribed location at any time before the last day of an Accumulation Period. As soon as reasonably practicable thereafter, payroll deductions shall cease and the entire amount credited to the Participant's Plan Account shall be refunded to him or her in cash, without interest. No partial withdrawals shall be permitted.

(b) RE-ENROLLMENT AFTER WITHDRAWAL. A former Participant who has withdrawn from the Plan shall not be a Participant until he or she re-enrolls in the Plan under Section 3(c). Re-enrollment may be effective only at the commencement of an Offering Period.

SECTION 6.  CHANGE IN EMPLOYMENT STATUS.

(a) TERMINATION OF EMPLOYMENT. Termination of employment as an Eligible Employee for any reason, including death, shall be treated as an automatic withdrawal from the Plan under Section 5(a). (A transfer from one Participating Corporation to another shall not be treated as a termination of employment.)

(b) LEAVE OF ABSENCE. For purposes of the Plan, employment shall not be deemed to terminate when the Participant goes on a military leave, a sick leave or another bona fide leave of absence, if the leave was approved by the Corporation in writing. Employment, however, shall be deemed to terminate 90 days after the Participant goes on a leave, unless a contract or statute guarantees his or her right to return to work. Employment shall be deemed to terminate in any event when the approved leave ends, unless the Participant immediately returns to work.

(c) DEATH. In the event of the Participant's death, the amount credited to his or her Plan Account shall be paid to a beneficiary designated by him or her for this purpose on the prescribed form or, if none, to the Participant's estate. Such form shall be valid only if it was filed with the Corporation at the prescribed location before the Participant's death.

SECTION 7.  PLAN ACCOUNTS AND PURCHASE OF SHARES.

(a) PLAN ACCOUNTS. The Corporation shall maintain a Plan Account on its books in the name of each Participant. Whenever an amount is deducted from the Participant's Compensation under the Plan, such amount shall be credited to the Participant's Plan Account. Amounts credited to Plan Accounts shall not be trust funds and may be commingled with the Corporation's general assets and applied to general corporate purposes. No interest shall be credited to Plan Accounts.

(b) PURCHASE PRICE. The Purchase Price for each share of Stock purchased at the close of an Accumulation Period shall be the lower of:

(i) 85% of the Fair Market Value of such share on the last trading day in any Accumulation Period during the current offering period; or

(ii) 85% of the Fair Market Value of such share on the last trading day before the commencement of the applicable Offering Period (as determined under Section 3(e)) .

(c) NUMBER OF SHARES PURCHASED. As of the last day of each Accumulation Period, each Participant shall be deemed to have elected to purchase the number of shares of Stock calculated in accordance with this Subsection (c), unless the Participant has previously elected to withdraw from the Plan in accordance with Section 5(a). The amount then in the Participant's Plan Account shall be divided by the Purchase Price, and the number of shares that results shall be purchased from the Corporation with the funds in the Participant's Plan Account. The foregoing notwithstanding, no Participant shall purchase more than 25,000 shares of Stock with respect to any Accumulation Period nor more than the amounts of Stock set forth in Sections 8(b) and 13(a). The Committee may determine with respect to all Participants that any fractional share, as calculated under this Subsection (c), shall be (i) rounded down to the next lower whole share or (ii) credited as a fractional share.

(d) AVAILABLE SHARES INSUFFICIENT. In the event that the aggregate number of shares that all Participants elect to purchase during an Accumulation Period exceeds the maximum number of shares remaining available for issuance under Section 13(a), then the number of shares to which each Participant is entitled shall be determined by multiplying the number of shares available for issuance by a fraction, the numerator of which is the number of shares that such Participant has elected to purchase and the denominator of which is the number of shares that all Participants have elected to purchase.

(e) ISSUANCE OF STOCK. Certificates representing the shares of Stock purchased by a Participant under the Plan shall be issued to him or her as soon as reasonably practicable after the close of the applicable Accumulation Period, except that the Committee may determine that such shares shall be held for each Participant's benefit by a broker designated by the Committee. Shares may be registered in the name of the Participant or jointly in the name of the Participant and his or her spouse as joint tenants with right of survivorship or as community property.

(f) UNUSED CASH BALANCES. An amount remaining in the Participant's Plan Account that represents the Purchase Price for any fractional share shall be carried over in the Participant's Plan Account to the next Accumulation Period. Any amount remaining in the Participant's Plan Account that represents the Purchase Price for whole shares that could not be purchased by reason of Subsection (c) above, Section 8(b) or Section 13(a) shall be refunded to the Participant in cash, without interest.

(g) STOCKHOLDER APPROVAL. Any other provision of the Plan notwithstanding, no shares of Stock shall be purchased under the Plan unless and until the Corporation's stockholders have approved the adoption of the Plan.

SECTION 8.  LIMITATIONS ON STOCK OWNERSHIP.

(a) FIVE PERCENT LIMIT. Any other provision of the Plan notwithstanding, no Participant shall be granted a right to purchase Stock under the Plan if such Participant, immediately after his or her election to purchase such Stock, would own stock possessing more than 5% of the total combined voting power or value of all classes of stock of the Corporation or any parent or Subsidiary of the Corporation. For purposes of this Subsection (a), the following rules shall apply:

(i) Ownership of stock shall be determined after applying the attribution rules of section 424(d) of the Code;

(ii) Each Participant shall be deemed to own any stock that he or she has a right or option to purchase under this or any other plan; and

(iii) Each Participant shall be deemed to have the right to purchase 25,000 shares of Stock under this Plan with respect to each Accumulation Period.

(b) DOLLAR LIMIT. Any other provision of the Plan notwithstanding, no Participant shall purchase Stock with a Fair Market Value in excess of the following limit:

(i) In the case of Stock purchased during an Offering Period that commenced in the current calendar year, the limit shall be equal to (A) $25,000 minus (B) the Fair Market Value of the Stock that the Participant previously purchased in the current calendar year (under this Plan and all other employee stock purchase plans of the Corporation or any parent or Subsidiary of the Corporation).

(ii) In the case of Stock purchased during an Offering Period that commenced in the immediately preceding calendar year, the limit shall be equal to (A) $50,000 minus (B) the Fair Market Value of the Stock that the Participant previously purchased (under this Plan and all other employee stock purchase plans of the Corporation or any parent or Subsidiary of the Corporation) in the current calendar year and in the immediately preceding calendar year.

(iii) In the case of Stock purchased during an Offering Period that commenced in the second preceding calendar year, the limit shall be equal to (A) $75,000 minus (B) the Fair Market Value of the Stock that the Participant previously purchased (under this Plan and all other employee stock purchase plans of the Corporation or any parent or Subsidiary of the Corporation) in the current calendar year and in the two preceding calendar years.

For purposes of this Subsection (b), the Fair Market Value of Stock shall be determined in each case as of the beginning of the Offering Period in which such Stock is purchased. Employee stock purchase plans not described in section 423 of the Code shall be disregarded. If a Participant is precluded by this Subsection (b) from purchasing additional Stock under the Plan, then his or her employee contributions shall automatically be discontinued and shall resume at the beginning of the earliest Accumulation Period ending in the next calendar year (if he or she then is an Eligible Employee).

SECTION 9.  RIGHTS NOT TRANSFERABLE.

The rights of any Participant under the Plan, or any Participant's interest in any Stock or moneys to which he or she may be entitled under the Plan, shall not be transferable by voluntary or involuntary assignment or by operation of law, or in any other manner other than by beneficiary designation or the laws of descent and distribution. If a Participant in any manner attempts to transfer, assign or otherwise encumber his or her rights or interest under the Plan, other than by beneficiary designation or the laws of descent and distribution, then such act shall be treated as an election by the Participant to withdraw from the Plan under Section 5(a).

SECTION 10.  NO RIGHTS AS AN EMPLOYEE.

Nothing in the Plan or in any right granted under the Plan shall confer upon the Participant any right to continue in the employ of a Participating Corporation for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Participating Companies or of the Participant, which rights are hereby expressly reserved by each, to terminate his or her employment at any time and for any reason, with or without cause.

SECTION 11.  NO RIGHTS AS A STOCKHOLDER.

A Participant shall have no rights as a stockholder with respect to any shares of Stock that he or she may have a right to purchase under the Plan until such shares have been purchased on the last day of the applicable Accumulation Period.

SECTION 12.  SECURITIES LAW REQUIREMENTS.

Shares of Stock shall not be issued under the Plan unless the issuance and delivery of such shares comply with (or are exempt from) all applicable requirements of law, including (without limitation) the Securities Act of 1933, as amended, the rules and regulations promulgated there under, state securities laws and regulations, and the regulations of any stock exchange or other securities market on which the Corporation's securities may then be traded.

SECTION 13.  STOCK OFFERED UNDER THE PLAN.

(a) AUTHORIZED SHARES. The number of shares of Stock available for purchase under the Plan shall be 750,000 (subject to adjustment pursuant to this Section 13). In addition, the number of shares of Common Stock available for purchase under the Plan shall automatically increase by 750,000 shares on January 1, 2006, January 1, 2007 and January 1, 2008.

(b) ANTI-DILUTION ADJUSTMENTS. The aggregate number of shares of Stock offered under the Plan, the 25,000 share limitation described in Section 7(c) and the price of shares that any Participant has elected to purchase shall be adjusted proportionately by the Committee for any increase or decrease in the number of outstanding shares of Stock resulting from a subdivision or consolidation of shares or the payment of a stock dividend, any other increase or decrease in such shares effected without receipt or payment of consideration by the Corporation, the distribution of the shares of a Subsidiary to the Corporation's stockholders or a similar event.

(c) REORGANIZATIONS. Any other provision of the Plan notwithstanding, immediately prior to the effective time of a Corporate Reorganization, the Offering Period and Accumulation Period then in progress shall terminate and shares shall be purchased pursuant to Section 7, unless the Plan is continued or assumed by the surviving corporation or its parent corporation. The Plan shall in no event be construed to restrict in any way the Corporation's right to undertake dissolution, liquidation, merger, consolidation or other reorganization.

SECTION 14.  AMENDMENT OR DISCONTINUANCE.

The Board shall have the right to amend, suspend or terminate the Plan at any time and without notice. Except as provided in Section 13, any increase in the aggregate number of shares of Stock to be issued under the Plan shall be subject to approval by a vote of the stockholders of the Corporation. In addition, any other amendment of the Plan shall be subject to approval by a vote of the stockholders of the Corporation to the extent required by an applicable law or regulation.

SECTION 15.  DEFINITIONS.

(a) "ACCUMULATION PERIOD" means a six-month period during which contributions may be made toward the purchase of Stock under the Plan, as determined pursuant to Section 3(b).

(b) "BOARD" means the Board of Directors of the Corporation, as constituted from time to time.

(c) "CODE" means the Internal Revenue Code of 1986, as amended.

(d) "COMMITTEE" means a committee of the Board, as described in Section 2.

(e) "COMPENSATION" means (i) the total compensation paid in cash to a Participant by a Participating Corporation, including salaries, wages, bonuses, incentive compensation, commissions, overtime pay and shift premiums, plus (ii) any pre-tax contributions made by the Participant under section 401(k) or 125 of the Code. "Compensation" shall exclude all non-cash items, moving or relocation allowances, cost-of-living equalization payments, car allowances, tuition reimbursements, imputed income attributable to cars or life insurance, severance pay, fringe benefits, contributions or benefits received under employee benefit plans, income attributable to the exercise of stock options, and similar items. The Committee shall determine whether a particular item is included in Compensation.

(f) "CORPORATE REORGANIZATION" means:

(i) The consummation of a merger or consolidation of the Corporation with or into another entity or any other corporate reorganization; or

(ii) The sale, transfer or other disposition of all or substantially all of the Corporation's assets or the complete liquidation or dissolution of the Corporation.

(g) "CORPORATION" means eMagin Corporation, a Delaware corporation.

(h) "ELIGIBLE EMPLOYEE" means any employee of a Participating Corporation if his or her customary employment is for more than five months per calendar year and for more than 20 hours per week. The foregoing notwithstanding, an individual shall not be considered an Eligible Employee if his or her participation in the Plan is prohibited by the law of any country which has jurisdiction over him or her or if he or she is subject to a collective bargaining agreement that does not provide for participation in the Plan.

(i) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

(j) "FAIR MARKET VALUE" means the market price of Stock, determined by the Committee as follows:

(i) If the Stock was traded on The NASDAQ National Market on the date in question, then the Fair Market Value shall be equal to the last-transaction price quoted for such date by The NASDAQ National Market;

(ii) If the Stock was traded on a stock exchange on the date in question, then the Fair Market Value shall be equal to the closing price reported by the applicable composite transactions report for such date; or

(iii) If none of the foregoing provisions is applicable, then the Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate.

Whenever possible, the determination of Fair Market Value by the Committee shall be based on the prices reported in The Wall Street Journal or as reported directly to the Corporation by NASDAQ or a stock exchange. Such determination shall be conclusive and binding on all persons.

(k) "OFFERING PERIOD" means a 24-month period with respect to which the right to purchase Stock may be granted under the Plan, as determined pursuant to Section 3(a).

(l) "PARTICIPANT" means an Eligible Employee who elects to participate in the Plan, as provided in Section 3(c).

(m) "PARTICIPATING CORPORATION" means (i) the Corporation and (ii) each present or future Subsidiary designated by the Committee as a Participating Corporation.

(n) "PLAN" means this eMagin Corporation Employee Stock Purchase Plan, as it may be amended from time to time.

(o) "PLAN ACCOUNT" means the account established for each Participant pursuant to Section 7(a).

(p) "PURCHASE PRICE" means the price at which Participants may purchase Stock under the Plan, as determined pursuant to Section 7(b).

(q) "STOCK" means the Common Stock of the Corporation.

(r) "SUBSIDIARY" means any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

APPENDIX B

EMAGIN CORPORATION
AMENDED AND RESTATED
2003 EMPLOYEE STOCK OPTION PLAN

1. Purposes

This Amended and Restated 2003 Stock Option Plan (the "Plan") is intended to attract and retain the best available personnel for positions with eMagin Corporation or any of its subsidiary corporations (collectively, the "Company"), and to provide additional incentive to such employees and others to exert their maximum efforts toward the success of the Company. The above aims will be effectuated through the granting of certain stock options and shares of Common Stock (as defined below). Under the Plan, options may be granted which are intended to qualify as Incentive Stock Options ("ISOs") under Section 422 of the Internal Revenue Code of 1986 (the "Code") or which are not ("Non-ISOs") intended to qualify as Incentive Stock Options thereunder. The term "subsidiary corporation" shall, for the purposes of the Plan, be defined in the same manner as such term is defined in Section 424(f) of the Code and shall include a subsidiary of any subsidiary.

2. Administration of the Plan

(a) The Plan shall be administered by the Board of Directors of the Company (the "Board of Directors"), as the Board of Directors may be composed from time to time, except as provided in subparagraph (b) of this Paragraph 2. The determinations of the Board of Directors under the Plan, including without limitation as to the matters referred to in this Paragraph 2, shall be conclusive. Any determination by a majority of the members of the Board of Directors at any meeting, or by written consent in lieu of a meeting, shall be deemed to have been made by the whole Board of Directors. Within the limits of the express provisions of the Plan, the Board of Directors shall have the authority, in its discretion, to take the following actions under the Plan:

(i) to determine the individuals to whom, and the time or times at which, ISOs to purchase the Company's shares of Common Stock, par value $.001 per share ("Common Shares"), shall be granted, and the number of Common Shares to be subject to each ISO,

(ii) to determine the individuals to whom, and the time or times at which, Non-ISOs to purchase the Common Shares, shall be granted, and the number of Common Shares to be subject to each Non-ISO,

(iii) to determine the individuals to whom, and the time or times at which, Common Shares shall be issued, and the number of Common Shares to be issued (a “Stock Award”),

(iv) to determine the terms and provisions of the respective stock option agreements granting ISOs and Non-ISOs and stock award agreements granting Stock Awards (which need not be identical),

(v) to interpret the Plan,

(vi) to prescribe, amend and rescind rules and regulations relating to the Plan, and

(vii) to make all other determinations and take all other actions necessary or advisable for the administration of the Plan. In making such determinations, the Board of Directors may take into account the nature of the services rendered by such individuals, their present and potential contributions to the Company's success and such other factors as the Board of Directors, in its discretion, shall deem relevant. An individual to whom an option has been granted under the Plan is referred to herein as an "Optionee" and an individual to whom a Stock Award has been granted under the Plan is referred to herein as a “Grantee”.

(b) Notwithstanding anything to the contrary contained herein, the Board of Directors may at any time, or from time to time, appoint a committee (the "Committee") of at least two members of the Board of Directors, and delegate to the Committee the authority of the Board of Directors to administer the Plan. Upon such appointment and delegation, the Committee shall have all the powers, privileges and duties of the Board of Directors, and shall be substituted for the Board of Directors, in the administration of the Plan, except that the power to appoint members of the Committee and to terminate, modify or amend the Plan shall be retained by the Board of Directors. In the event that any member of the Board of Directors is at any time not a "disinterested person," as defined in Rule 16b- 3(c)(3)(i) promulgated pursuant to the Securities Exchange Act of 1934, the Plan shall not be administered by the Board of Directors, and may only by administered by a Committee, all the members of which are disinterested persons, as so defined. The Board of Directors may from time to time appoint members of the Committee in substitution for or in addition to members previously appointed, may fill vacancies in the Committee and may discharge the Committee. A majority of the Committee shall constitute a quorum and all determinations shall be made by a majority of its members. Any determination reduced to writing and signed by a majority of the members shall be fully as effective as if it had been made by a majority vote at a meeting duly called and held. Members of the Committee shall not be eligible to participate in this Plan.

3. Shares Subject to the Plan

(a) Share Reserve. Subject to the provisions of Section 11 relating to adjustments upon changes in the Common Stock, the Common Stock that may be issued pursuant to Options and the Common Shares issued pursuant to Stock Awards shall not exceed in the aggregate 9,200,000 shares of Common Stock.

(b) Evergreen Share Reserve Increase.

(i) Notwithstanding subsection 4(a) hereof, (i) on January 1, 2004, the aggregate number of shares of Common Stock that is available for issuance under the Plan shall automatically be increased by 2,000,000 shares, and (ii) on January 1 of each year (the "Calculation Date") for a period of nine (9) years, commencing on January 1, 2005, the aggregate number of shares of Common Stock that is available for issuance under the Plan shall automatically be increased by three percent (3%) of the Diluted Shares Outstanding; provided, however, that the Board, from time to time, may provide for a lesser increase in the aggregate number of shares of Common Stock that is available for issuance under the Plan.

(ii) "Diluted Shares Outstanding" shall mean, as of any date, (1) the number of outstanding shares of Common Stock of the Company on such Calculation Date, plus (2) the number of shares of Common Stock issuable upon such Calculation Date assuming the conversion of all outstanding Preferred Stock and convertible notes, plus (3) the additional number of dilutive Common Stock equivalent shares outstanding as the result of any options or warrants outstanding during the fiscal year, calculated using the treasury stock method.

(c) Reversion of Shares to the Share Reserve. If any Option shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, the shares of Common Stock not acquired under such Option shall revert to and again become available for issuance under the Plan. If the Company repurchases unvested shares acquired pursuant to an Option and/or Stock Award, the shares of Common Stock so repurchased shall revert to and again become available for issuance under the Plan.

(d) Source of Shares. The shares of Common Stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

4. Eligibility

(a) Subject to subparagraphs (b) and (c) of this Paragraph 4, Options and/or Stock Awards may be granted to key employees, officers, directors or consultants of the Company, as determined by the Board of Directors.

(b) An ISO may be granted, consistent with the other terms of the Plan, to an individual who owns (within the meaning of Sections 422(b)(6) and 424(d) of the Code), more that ten (10%) percent of the total combined voting power or value of all classes of stock of the Company or a subsidiary corporation (any such person, a "Principal Stockholder") only if, at the time such ISO is granted, the purchase price of the Common Shares subject to the ISO is an amount which equals or exceeds one hundred ten percent (110%) of the fair market value of such Common Shares, and such ISO by its terms is not exercisable more than five (5) years after it is granted.

(c) A director or an officer of the Company who is not also an employee of the Company and consultants to the Company shall be eligible to receive Stock Awards and/or Non-ISOs but shall not be eligible to receive ISOs.

(d) Nothing contained in the Plan shall be construed to limit the right to the Board of Directors to grant an ISO and Non-ISO concurrently under a single stock option agreement so long as each Option is clearly identified as to its status. Furthermore, if an Option and/or Stock Award has been granted under the Plan, additional Options and/or Stock Awards may be granted from time to time to the Optionee or Grantee holding such Options and/or Stock Awards, and Options and/or Stock Awards may be granted from time to time to one or more employees, officers or directors who have not previously been granted Options and/or Stock Awards.

(e) To the extent that the grant of an Option results in the aggregate fair market value (determined at the time of grant) of the Common Shares (or other capital stock of the Company or any subsidiary) with respect to which Incentive Stock Options are exercisable for the first time by an Optionee during any calendar year (under all plans of the Company and subsidiary corporation) to exceed $100,000, such Options shall be treated as a Non-ISO. The provisions of this subparagraph (e) of Paragraph 4 shall be construed and applied in accordance with Section 422(d) of the Code and the regulations, if any, promulgated thereunder.

5. Terms of Options

The term of each Option granted under the Plan shall be contained in a stock option agreement between the Optionee and the Company and such terms shall be determined by the Board of Directors consistent with the provisions of the Plan, including the following:

(a) The purchase price of the Common Shares subject to each ISO shall not be less than the fair market value (or in the case of the grant of an ISO to a Principal Stockholder, not less that 110% of fair market value) of such Common Shares at the time such Option is granted. Such fair market value shall be determined by the Board of Directors and, if the Common Shares are listed on a national securities exchange or traded on the over-the-counter market, the fair market value shall be the mean of the highest and lowest trading prices or of the high bid and low asked prices of the Common Shares on such exchange, or on the over-the-counter market as reported by the NASDAQ system or the National Quotation Bureau, Inc., as the case may be, on the day on which the ISO is granted or, if there is no trading or bid or asked price on that day, the mean of the highest and lowest trading or high bid and low asked prices on the most recent day preceding the day on which the ISO is granted for which such prices are available.

(b) The purchase price of the Common Shares subject to each Non-ISO shall not be less than 85% of the fair market value of such Common Shares at the time such Option is granted. Such fair market value shall be determined by the Board of Directors in accordance with subparagraph (a) of this Paragraph 5. The purchase price of the Common Shares subject to each Non-ISO shall be determined at the time such Option is granted.

(c) The dates on which each Option (or portion thereof) shall be exercisable and the conditions precedent to such exercise, if any, shall be fixed by the Board of Directors, in its discretion, at the time such Option is granted.

(d) The expiration of each Option shall be fixed by the Board of Directors, in its discretion, at the time such Option is granted; however, unless otherwise determined by the Board of Directors at the time such Option is granted, an Option shall be exercisable for ten (10) years after the date on which it was granted (the "Grant Date"). Each Option shall be subject to earlier termination as expressly provided in Paragraph 6 hereof or as determined by the Board of Directors, in its discretion, at the time such Option is granted.

(e) Options shall be exercised by the delivery by the Optionee thereof to the Company at its principal office, or at such other address as may be established by the Board of Directors, of written notice of the number of Common Shares with respect to which the Option is being exercised accompanied by payment in full of the purchase price of such Common Shares. Payment for such Common Shares may be made (as determined by the Board of Directors) (i) in cash, (ii) by certified check or bank cashier's check payable to the order of the Company in the amount of such purchase price, (iii) by a promissory note issued by the Optionee in favor of the Company in the amount equal to such purchase price and payable on terms prescribed by the Board of Directors, which provides for the payment of interest at a fair market rate, as determined by the Board of Directors, (iv) by delivery of capital stock to the Company having a fair market value (determined on the date of exercise in accordance with the provisions of subparagraph (a) of this Paragraph 5) equal to said purchase price, or (v) by any combination of the methods of payment described in clauses (i) through (iv) above.

(f) An Optionee shall not have any of the rights of a stockholder with respect to the Common Shares subject to his Option until such shares are issued to him upon the exercise of his Option as provided herein.

(g) No Option shall be transferable, except by will or the laws of descent and distribution, and any Option may be exercised during the lifetime of the Optionee only by him. No Option granted under the Plan shall be subject to execution, attachment or other process.

6. Term of Stock Awards.

The term of each Stock Award granted under the Plan shall be contained in a stock award agreement between the Grantee and the Company and such terms shall be determined by the Board of Directors consistent with the provisions of the Plan, including the following:

(a) A Grantee shall have the rights of a stockholder with respect to the Common Shares issued pursuant to his Stock Award.

(b) No Stock Award shall be transferable, except by will or the laws of descent and distribution. No Stock Award granted under the Plan shall be subject to execution, attachment or other process.

7. Death or Termination of Employment

(a) If employment or other relationship of an Optionee or Grantee with the Company shall be terminated voluntarily by the Optionee or Grantee and without the consent of the Company or for "Cause" (as hereinafter defined), and immediately after such termination such Optionee or Grantee shall not then be employed by the Company, any Options or unvested or deferred stock awards granted to such Optionee or Grantee, respectively, to the extent not theretofore exercised or vested shall expire forthwith. For purposes of the Plan, "Cause" shall mean "Cause" as defined in any employment agreement ("Employment Agreement") between Optionee or Grantee and the Company, and, in the absence of an Employment Agreement or in the absence of a definition of "Cause" in such Employment Agreement, "Cause" shall mean (i) any continued failure by the Optionee or Grantee to obey the reasonable instructions of the President or any member of the Board of Directors, (ii) continued neglect by the Optionee or Grantee of his duties and obligations as an employee of the Company, or a failure to perform such duties and obligations to the reasonable satisfaction of the President or the Board of Directors, (iii) willful misconduct of the Optionee or Grantee or other actions in bad faith by the Optionee or Grantee which are to the detriment of the Company, including without limitation commission of a felony, embezzlement or misappropriation of funds or commission of any act of fraud or (iv) a breach of any material provision of any Employment Agreement not cured within 10 days after written notice thereof.

(b) If such employment or other relationship shall terminate other than (i) by reason of death, (ii) voluntarily by the Optionee or Grantee and without the consent of the Company, or (iii) for Cause, and immediately after such termination such Optionee or Grantee shall not then be employed by the Company, any Options granted to such Optionee or any unvested or deferred Stock Awards granted to such Grantee may be exercised or may vest at any time within three months after such termination, subject to the provisions of subparagraph (d) of this Paragraph 7. After such three-month period, the unexercised Options or any unvested or deferred Stock Awards shall expire. For the purposes of the Plan, the retirement of an Optionee or Grantee either pursuant to a pension or retirement plan adopted by the Company or on the normal retirement date prescribed from time to time by the Company, and the termination of employment as a result of a disability (as defined in Section 22(e) (3) of the Code) shall be deemed to be a termination of such Optionee's or Grantee’s employment or other relationship other than voluntarily by the Optionee or Grantee or for Cause.

(c) If an Optionee or Grantee dies (i) while employed by, or engaged in such other relationship with, the Company or (ii) within three months after the termination of his employment or other relationship other than voluntarily by the Optionee or Grantee and without the consent of the Company or for Cause, any options granted to such Optionee or any unvested or deferred Stock Awards may be exercised or may vest at any time within twelve months after such Optionee's or Grantee’s death, subject to the provisions of subparagraph (d) of this Paragraph 7. After the three month period, the unexercised Options or any unvested or deferred Stock Awards shall expire.

(d) An Option or Stock Award may not be exercised or granted pursuant to this paragraph 7 except to the extent that the Optionee or Grantee was entitled to exercise the Option or receive the Stock Award at the time of termination of employment or such other relationship, or death, and in any event may not be exercised after the expiration of the earlier of (i) the term of the Option or Stock Award or (ii) ten (10) years from the date the Option or Stock Award was granted, or five (5) years from the date an ISO or Stock Award was granted if the Optionee or Grantee was a Principal Stockholder at that date.

8. Leave of Absence.

For purposes of the Plan, an individual who is on military or sick leave or other bona fide leave of absence (such temporary employment by the United States or any state government) shall be considered as remaining in the employ of the Company for 90 days or such longer period as shall be determined by the Board of Directors.

9. Option Adjustments.

Adjustments upon Changes in Stock.

(a) Capitalization Adjustments. If any change is made in the stock subject to the Plan, or subject to any Option, without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan will be appropriately adjusted in the class(es) and maximum number of securities subject both to the Plan pursuant to subsection 4(a) and to the nondiscretionary Options specified in Section 5, and the outstanding Options will be appropriately adjusted in the class(es) and number of securities and price per share of stock subject to such outstanding Options. The Board shall make such adjustments, and its determination shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a transaction "without receipt of consideration" by the Company.)

(b) Change in Control. In the event of: (1) a dissolution, liquidation, or sale of all or substantially all of the assets of the Company; (2) a merger or consolidation in which the Company is not the surviving entity; or (3) a reverse merger in which the Company is the surviving entity but the shares of Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise (individually, a "Change in Control"), then the vesting of outstanding Options shall be accelerated fifty percent (50%) prior to such Change in Control and the Options terminated if not exercised after such acceleration and at or prior to such Change in Control.

(c) Securities Acquisition. In the event of (i) any consolidation or merger of the Company with or into any corporation or other entity or person, or any other reorganization, in which the stockholders of the Company immediately prior to such consolidation, merger or reorganization, own less than fifty (50%) of the surviving entity's voting power immediately after such consolidation, merger or reorganization, (ii) any transaction or series of related transactions to which the Company is a party in which in excess of fifty percent (50%) of the Company's voting power is transferred, or (iii) a sale, lease or other disposition of all or substantially all of the assets of the Company, then the vesting of outstanding Options shall be fully accelerated.

10. Further Conditions of Exercise.

(a) Unless prior to the exercise of an Option or the vesting of a Stock Award the Common Shares issuable upon such exercise or granted pursuant to a Stock Award are the subject of a registration statement filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the "Securities Act"), and there is then in effect a prospectus filed as part of such registration statement meeting the Requirements of Section 10(a)(3) of the Securities Act, the notice of exercise with respect to such Option or any purchase or other stock acquisition pursuant to a Stock Award shall be accompanied by a representation or agreement of the individual exercising the Option or the individual acquiring Common Shares to the Company to the effect that such shares are being acquired for investment only and not with a view to the resale or distribution thereof, or such other, documentation as may be required by the Company, unless, in the opinion of counsel to the Company, such representation, agreement or documentation is not necessary to comply with the Securities Act.

(b) Anything in the Plan to the contrary notwithstanding, the Company shall not be obligated to issue or sell any Common Shares until they have been listed on each securities exchange on which the Common Shares may then be listed and until and unless, in the opinion of counsel to the Company, the Company may issue such shares pursuant to a qualification or an effective registration statement, or an exemption from registration, under such state and federal laws, rules or regulations as such counsel may deem applicable. The Company shall use reasonable efforts to effect such listing, qualification and registration, as the case may be.

11. Termination, Modification and Amendment

(a) The Plan (but not Options or Stock Awards previously granted under the Plan) shall terminate ten (10) years from the earlier of the date of its adoption by the Board of Directors or the date on which the Plan is approved by the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Company entitled to vote thereon, and no Option or Stock Award shall be granted after termination of the Plan.

(b) The Plan may at any time be terminated and from time to time be modified or amended by the affirmative vote of the holders of a majority of the outstanding shares of the capital stock of the Company present, or represented, and entitled to vote at a meeting duly held in accordance with the applicable laws of the State of Delaware.

(c) The Board of Directors of the Company may at any time terminate the Plan or from time to time make such modifications or amendments of the Plan as it may deem advisable; provided, however, that the Board of Directors shall not (i) modify or amend the Plan in any way that would disqualify any ISO issued pursuant to the Plan as an Incentive Stock Option or (ii) without approval by the affirmative vote of the holders of a majority of the outstanding shares of the capital stock of the Company present, or represented, and entitled to vote at a meeting duly held in accordance with the applicable laws of the State of Delaware, increase (except as provided by Paragraph 9) the maximum number of Common Shares as to which Options or Stock Awards may be granted under the Plan or change the class of persons eligible to receive Options or Stock Awards under the Plan, including any increase in the number of shares available for issuance under the Plan pursuant to the Evergreen provisions set forth in Paragraph 3(b) of the Plan, as amended.

(d) No termination, modification or amendment of the Plan may adversely affect the rights conferred by any Options or Stock Awards without the consent of the Optionee or Grantee thereof.

12. Effectiveness of the Plan

The Plan shall become effective upon adoption by the Board of Directors. The Plan shall be subject to approval by the affirmative vote of the holders of a majority of the outstanding shares of the capital stock of the Company entitled to vote thereon within one year following adoption of the Plan by the Board of Directors, and all Options or Stock Awards granted prior to such approval shall be subject thereto. In the event such approval is withheld, the Plan and all Options or Stock Awards which may have been granted thereunder shall become null and void.

13. Not a Contract of Employment

Nothing contained in the Plan or in any stock option or stock award agreement executed pursuant hereto shall be deemed to confer upon any individual to whom an Option is or may be granted hereunder any right to remain in the employ of, or in another relationship with, the relationship with, the Company.

14. Miscellaneous

(a) Nothing contained in the Plan or in any stock option or stock award agreement executed pursuant hereto shall be deemed to confer upon any individual to whom an Option is or may be granted hereunder any right to remain in the employ of, or other relationship with, the Company.

(b) If an Option or Stock Award has been granted under the Plan, additional Options or Stock Awards may be granted from time to time to the Optionee or Grantee, and Options or Stock Awards may be granted from time to time to one or more individuals who have not previously been granted Options or Stock Awards.

(c) Nothing contained in the Plan shall be construed to limit the right of the Company to grant Options or Common Stock otherwise than under the Plan in connection with the acquisition of the business and assets of any corporation, firm, person or association, including options or Common Stock granted to employees thereof who become employees of the Company, nor shall the provisions of the Plan be to limit the right of the Company to grant options or Common Stock otherwise than under the Plan for other proper corporate purposes.

(d) The Company shall have the right to require the Optionee or Grantee to pay the Company the cash amount of any taxes the Company is required to withhold in connection with the exercise of an Option or the sale of the Common Stock issued pursuant to a Stock Award.

(e) No award under this Plan shall be taken into account in determining an Optionee's or Grantee’s compensation for purposes of an employee benefit plan of the Company.

APPENDIX C

EMAGIN CORPORATION
AMENDED AND RESTATED
2004 NON-EMPLOYEE COMPENSATION PLAN

This eMagin Corporation 2004 AMENDED AND RESTATED NON-EMPLOYEE COMPENSATION PLAN (the "Plan") is designed to retain outside consultants, professionals and service providers and reward them for making major contributions to the success of the Company. These objectives are accomplished by making long-term incentive awards under the Plan thereby providing Participants with a proprietary interest in the growth and performance of the Company.

1.	Definitions.

(a)	"Board" - The Board of Directors of the Company.

(b)	"Code" - The Internal Revenue Code of 1986, as amended from time to time.

(c)
"Committee" - The Compensation Committee of the Company's Board, or such other committee of the Board that is designated by the Board to administer the Plan, composed of not less than two members of the Board all of whom are disinterested persons, as contemplated by Rule 16b-3 ("Rule 16b-3") promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

(d)	"Company" - eMagin Corporation and its subsidiaries including subsidiaries of subsidiaries.

(e)	"Exchange Act" - The Securities Exchange Act of 1934, as amended from time to time.

(f)	"Fair Market Value" - The fair market value of the Company's issued and outstanding Stock as determined in good faith by the Board or Committee.

(g)	"Grant" - The grant of any stock award to a Participant pursuant to such terms, conditions and limitations as the Committee may establish in order to fulfill the objectives of the Plan.

(h)	"Grant Agreement" - An agreement between the Company and a Participant that sets forth the terms, conditions and limitations applicable to a Grant.

(i)	"Participant" - An outside consultants, professional and service provider of the Company to whom an Award has been made under the Plan.

(j)	"Securities Act" - The Securities Act of 1933, as amended from time to time.

(k)	"Stock" - Authorized and issued or unissued shares of common stock of the Company.

(l)	"Stock Award" - A Grant made under the Plan in stock or denominated in units of stock for which the Participant is not obligated to pay additional consideration.

2.	Administration.
The Plan shall be administered by the Board, provided however, that the Board may delegate such administration to the Committee. Subject to the provisions of the Plan, the Board and/or the Committee shall have authority to (a) grant, in its discretion, Stock Awards; (b) determine in good faith the fair market value of the Stock covered by any Grant; (c) determine which eligible persons shall receive Grants and the number of shares, restrictions, terms and conditions to be included in such Grants; (d) construe and interpret the Plan; (e) promulgate, amend and rescind rules and regulations relating to its administration, and correct defects, omissions and inconsistencies in the Plan or any Grant; (f) consistent with the Plan and with the consent of the Participant, as appropriate, amend any outstanding Grant; (g) determine the duration and purpose of leaves of absence which may be granted to Participants without constituting termination of their engagement for the purpose of the Plan or any Grant; and (h) make all other determinations necessary or advisable for the Plan's administration. The interpretation and construction by the Board of any provisions of the Plan or selection of Participants shall be conclusive and final. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Grant made thereunder.

3.	Eligibility.
The persons who shall be eligible to receive Grants shall be outside consultants, professionals and service providers who provide services to the Company in connection with, among other things, the Company’s obligations as a publicly-held reporting company. The term consultant shall mean any person, other than an employee, who is engaged by the Company to render services and is compensated for such services.

4.	Stock.
Authorized Stock: Stock subject to Grants may be either unissued or reacquired Stock.

(a)
Number of Shares: Subject to adjustment as provided in Section 5(i) of the Plan, the total number of shares of Stock which may be purchased or granted directly by Stock Awards granted under the Plan shall not exceed Two Million (2,000,000) shares. If any Grant shall for any reason terminate or expire, any shares allocated thereto but remaining unvested shall again be available for Grants with respect thereto under the Plan as though no Grant had previously occurred with respect to such shares. Any shares of Stock issued pursuant to a Grant and repurchased pursuant to the terms thereof shall be available for future Grants as though not previously covered by a Grant.

(b)
Reservation of Shares: The Company shall reserve and keep available at all times during the term of the Plan such number of shares as shall be sufficient to satisfy the requirements of the Plan. If, after reasonable efforts, which efforts shall not include the registration of the Plan or Grants under the Securities Act, the Company is unable to obtain authority from any applicable regulatory body, which authorization is deemed necessary by legal counsel for the Company for the lawful issuance of shares hereunder, the Company shall be relieved of any liability with respect to its failure to issue and sell the shares for which such requisite authority was so deemed necessary unless and until such authority is obtained.

5.	Stock Awards.
All or part of any Stock Award under the Plan may be subject to conditions established by the Board or the Committee, and set forth in a Stock Award Agreement, which may include, but are not limited to, continuous service with the Company, achievement of specific business objectives, increases in specified indices, attaining growth rates and other comparable measurements of Company performance. Such Awards may be based on Fair Market Value or other specified valuation. All Stock Awards will be made pursuant to the execution of a Stock Award Agreement.

(a)
Conditions and Restrictions. Shares of Stock which Participants may receive as a Stock Award under a Stock Award Agreement may include such restrictions as the Board or Committee, as applicable, shall determine, including restrictions on transfer, repurchase rights, right of first refusal, and forfeiture provisions. When transfer of Stock is so restricted or subject to forfeiture provisions it is referred to as "Restricted Stock." Further, with Board or Committee approval, Stock Awards may be deferred, either in the form of installments or a future lump sum distribution. The Board or Committee may permit selected Participants to elect to defer distributions of Stock Awards in accordance with procedures established by the Board or Committee to assure that such deferrals comply with applicable requirements of the Code including, at the choice of Participants, the capability to make further deferrals for distribution after retirement. Any deferred distribution, whether elected by the Participant or specified by the Stock Award Agreement or by the Board or Committee, may require the payment be forfeited in accordance with the provisions of Section 5(c). Dividends or dividend equivalent rights may be extended to and made part of any Stock Award, subject to such terms, conditions and restrictions as the Board or Committee may establish.

(b)
Cancellation and Rescission of Grants. Unless the Stock Award Agreement specifies otherwise, the Board or Committee, as applicable, may cancel any unvested or deferred Grants at any time if the Participant is not in compliance with all other applicable provisions of the Stock Award Agreement, the Plan and with the following conditions:

(i) A Participant shall not render services for any organization or engage directly or indirectly in any business which, in the judgment of the chief executive officer of the Company or other senior officer designated by the Board or Committee, is or becomes competitive with the Company, or which organization or business, or the rendering of services to such organization or business, is or becomes otherwise prejudicial to or in conflict with the interests of the Company. For Participants whose engagement has terminated, the judgment of the chief executive officer shall be based on the Participant's position and responsibilities while employed by the Company, the Participant's post-engagement responsibilities and position with the other organization or business, the extent of past, current and potential competition or conflict between the Company and the other organization or business, the effect on the Company's customers, suppliers and competitors and such other considerations as are deemed relevant given the applicable facts and circumstances. A Participant who has retired shall be free, however, to purchase as an investment or otherwise, stock or other securities of such organization or business so long as they are listed upon a recognized securities exchange or traded over-the-counter, and such investment does not represent a substantial investment to the Participant or a greater than five percent (5%) equity interest in the organization or business.

(ii) A Participant shall not, without prior written authorization from the Company, disclose to anyone outside the Company, or use in other than the Company's business, any confidential information or material relating to the business of the Company, acquired by the Participant either during or after engagement with the Company.

(iii) A Participant shall disclose promptly and assign to the Company all right, title and interest in any invention or idea, patentable or not, made or conceived by the Participant during engagement by the Company, relating in any manner to the actual or anticipated business, research or development work of the Company and shall do anything reasonably necessary to enable the Company to secure a patent where appropriate in the United States and in foreign countries.

(iv) Upon exercise, payment or delivery pursuant to a Grant, the Participant shall certify on a form acceptable to the Company that he or she is in compliance with the terms and conditions of the Plan.

(c)	Nonassignability.

(i) Except pursuant to Section 5(e)(iii) and except as set forth in Section 5(d)(ii), no Grant or any other benefit under the Plan shall be assignable or transferable, or payable to, anyone other than the Participant to whom it was granted.

(ii) Where a Participant terminates engagement and retains a Grant pursuant to Section 5(e)(ii) in order to assume a position with a governmental, charitable or educational institution, the Board or Committee, in its discretion and to the extent permitted by law, may authorize a third party (including but not limited to the trustee of a "blind" trust), acceptable to the applicable governmental or institutional authorities, the Participant and the Board or Committee, to act on behalf of the Participant with regard to such Awards.

(d)
Termination of Engagement. If the engagement or service to the Company of a Participant terminates, other than pursuant to any of the following provisions under this Section 5(e), all unvested or deferred Stock Awards shall be cancelled immediately, unless the Stock Award Agreement provides otherwise:

(i) Retirement Under a Company Retirement Plan. When a Participant's engagement terminates as a result of retirement in accordance with the terms of a Company retirement plan, the Board or Committee may permit Stock Awards to continue in effect beyond the date of retirement in accordance with the applicable Grant Agreement and vesting of any such Grants may be accelerated.

(ii) Rights in the Best Interests of the Company. When a Participant resigns from the Company and, in the judgment of the Board or Committee, the acceleration and/or continuation of outstanding Stock Awards would be in the best interests of the Company, the Board or Committee may (i) authorize, where appropriate, the acceleration and/or continuation of all or any part of Grants issued prior to such termination and (ii) permit the vesting of such Grants for such period as may be set forth in the applicable Grant Agreement, subject to earlier cancellation pursuant to Section 8 or at such time as the Board or Committee shall deem the continuation of all or any part of the Participant's Grants are not in the Company's best interest.

(iii) Death or Disability of a Participant.
(1)
In the event of a Participant's death, the Participant's estate or beneficiaries shall have a period up to the expiration date specified in the Grant Agreement within which to receive or exercise any outstanding Grant held by the Participant under such terms as may be specified in the applicable Grant Agreement. Rights to any such outstanding Grants shall pass by will or the laws of descent and distribution in the following order: (a) to beneficiaries so designated by the Participant; if none, then (b) to a legal representative of the Participant; if none, then (c) to the persons entitled thereto as determined by a court of competent jurisdiction. Grants so passing shall be made at such times and in such manner as if the Participant were living.

(2)
In the event a Participant is deemed by the Board or Committee to be unable to perform his or her usual duties by reason of mental disorder or medical condition which does not result from facts which would be grounds for termination for cause, Grants and rights to any such Grants may be paid to the Participant, if legally competent, or a committee or other legally designated guardian or representative if the Participant is legally incompetent by virtue of such disability.

(3)
After the death or disability of a Participant, the Board or Committee may in its sole discretion at any time (1) terminate restrictions in Grant Agreements; (2) accelerate any or all installments and rights; and (3) instruct the Company to pay the total of any accelerated payments in a lump sum to the Participant, the Participant's estate, beneficiaries or representative; notwithstanding that, in the absence of such termination of restrictions or acceleration of payments, any or all of the payments due under the Grant might ultimately have become payable to other beneficiaries.

(4)	In the event of uncertainty as to interpretation of or controversies concerning this Section 5, the determinations of the Board or Committee, as applicable, shall be binding and conclusive.

6.	Investment Intent.
All Grants under the Plan are intended to be exempt from registration under the Securities Act provided by Rule 701 thereunder. Unless and until the sale and issuance of Stock subject to the Plan are registered under the Securities Act or shall be exempt pursuant to the rules promulgated thereunder, each Grant under the Plan shall provide that the purchases or other acquisitions of Stock thereunder shall be for investment purposes and not with a view to, or for resale in connection with, any distribution thereof. Further, unless the issuance and sale of the Stock have been registered under the Securities Act, each Grant shall provide that no shares shall be purchased upon the exercise of the rights under such Grant unless and until (i) all then applicable requirements of state and federal laws and regulatory agencies shall have been fully complied with to the satisfaction of the Company and its counsel, and (ii) if requested to do so by the Company, the person exercising the rights under the Grant shall (i) give written assurances as to knowledge and experience of such person (or a representative employed by such person) in financial and business matters and the ability of such person (or representative) to evaluate the merits and risks of receiving the Stock as compensation, and (ii) execute and deliver to the Company a letter of investment intent and/or such other form related to applicable exemptions from registration, all in such form and substance as the Company may require. If shares are issued upon exercise of any rights under a Grant without registration under the Securities Act, subsequent registration of such shares shall relieve the purchaser thereof of any investment restrictions or representations made upon the exercise of such rights.

7.	Amendment, Modification, Suspension or Discontinuance of the Plan.
The Board may, insofar as permitted by law, from time to time, with respect to any shares at the time not subject to outstanding Grants, suspend or terminate the Plan or revise or amend it in any respect whatsoever, except that without the approval of the shareholders of the Company, no such revision or amendment shall (i) increase the number of shares subject to the Plan, (ii) decrease the price at which Grants may be granted, (iii) materially increase the benefits to Participants, or (iv) change the class of persons eligible to receive Grants under the Plan; provided, however, no such action shall alter or impair the rights and obligations under any Stock Award outstanding as of the date thereof without the written consent of the Participant thereunder. No Grant may be issued while the Plan is suspended or after it is terminated, but the rights and obligations under any Grant issued while the Plan is in effect shall not be impaired by suspension or termination of the Plan.

In the event of any change in the outstanding Stock by reason of a stock split, stock dividend, combination or reclassification of shares, recapitalization, merger, or similar event, the Board or the Committee may adjust proportionally (a) the number of shares of Stock (i) reserved under the Plan, (ii) covered by outstanding Stock Awards; (b) the Stock prices related to outstanding Grants; and (c) the appropriate Fair Market Value and other price determinations for such Grants. In the event of any other change affecting the Stock or any distribution (other than normal cash dividends) to holders of Stock, such adjustments as may be deemed equitable by the Board or the Committee, including adjustments to avoid fractional shares, shall be made to give proper effect to such event. In the event of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, the Board or the Committee shall be authorized to issue or assume stock options, whether or not in a transaction to which Section 424(a) of the Code applies, and other Grants by means of substitution of new Grant Agreements for previously issued Grants or an assumption of previously issued Grants.

8.	Tax Withholding.
The Company shall have the right to deduct applicable taxes from any Grant payment and withhold, at the time of delivery or exercise of Stock Awards or vesting of shares under such Grants, an appropriate number of shares for payment of taxes required by law or to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for withholding of such taxes. If Stock is used to satisfy tax withholding, such stock shall be valued based on the Fair Market Value when the tax withholding is required to be made.

9.	Availability of Information.
During the term of the Plan and any additional period during which a Grant granted pursuant to the Plan shall be payable, the Company shall make available, not later than one hundred and twenty (120) days following the close of each of its fiscal years, such financial and other information regarding the Company as is required by the bylaws of the Company and applicable law to be furnished in an annual report to the shareholders of the Company.

10.	Notice.
Any written notice to the Company required by any of the provisions of the Plan shall be addressed to the chief personnel officer or to the chief executive officer of the Company, and shall become effective when it is received by the office of the chief personnel officer or the chief executive officer.

11.	Indemnification of Board.
In addition to such other rights or indemnifications as they may have as directors or otherwise, and to the extent allowed by applicable law, the members of the Board and the Committee shall be indemnified by the Company against the reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with the defense of any claim, action, suit or proceeding, or in connection with any appeal thereof, to which they or any of them may be a party by reason of any action taken, or failure to act, under or in connection with the Plan or any Grant granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such claim, action, suit or proceeding, except in any case in relation to matters as to which it shall be adjudged in such claim, action, suit or proceeding that such Board or Committee member is liable for negligence or misconduct in the performance of his or her duties; provided that within sixty (60) days after institution of any such action, suit or Board proceeding the member involved shall offer the Company, in writing, the opportunity, at its own expense, to handle and defend the same.

12.	Governing Law.
The Plan and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by the Code or the securities laws of the United States, shall be governed by the law of the State of Delaware and construed accordingly.

13.	Effective and Termination Dates.
The Plan shall become effective on the date it is approved by the holders of a majority of the shares of Stock then outstanding. The Plan shall terminate ten years later, subject to earlier termination by the Board pursuant to Section 7.

The foregoing 2004 AMENDED AND RESTATED NON-EMPLOYEE COMPENSATION PLAN (consisting of 7 pages, including this page) was duly adopted and approved by the Board of Directors on _________, 2005.

EMAGIN CORPORATION a Delaware Corporation

By: /s/ Gary W. Jones
Gary W. Jones
Its: Chief Executive Officer

PROXY CARD

EMAGIN CORPORATION

PROXY FOR ANNUAL MEETING TO BE HELD ON SEPTEMBER 30, 2005
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Gary W. Jones, as proxy, with the power to appoint his substitute, to represent and to vote all the shares of common stock of eMagin Corporation (the "Company"), which the undersigned would be entitled to vote, at the Company's Annual Meeting of Stockholders to be held on September 30, 2005 and at any adjournments thereof, subject to the directions indicated on the reverse side hereof.

In their discretion, the proxy is authorized to vote upon any other matter that may properly come before the meeting or any adjournments thereof.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE, BUT IF NO CHOICES ARE INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES AND FOR THE PROPOSALS LISTED ON THE REVERSE SIDE.

IMPORTANT--This Proxy must be signed and dated on the reverse side.
___________________________________________________________________

THIS IS YOUR PROXY
YOUR VOTE IS IMPORTANT!

Dear Stockholder:

We cordially invite you to attend the Annual Meeting of Stockholders of eMagin Corporation to be held at the Board Room of the American Stock Exchange, 86 Trinity Place, New York, New York, on Friday, September 30, 2005, beginning at 2:00 p.m. local time.

Please read the proxy statement which describes the proposals and presents other important information, and complete, sign and return your proxy promptly in the enclosed envelope.

TELEPHONE VOTING	INTERNET VOTING	VOTING BY MAIL
This method of voting is available for residents of the U.S. and Canada. On a touch tone telephone, call TOLL FREE 1-800-790-3272, 24 hours a day, 7 days a week. You will be asked to enter ONLY the CONTROL NUMBER shown below. Have your proxy card ready, then follow the prerecorded instructions. Your vote will be confirmed and cast as you've directed. Available 24 hours a day, 7 days a week until 5:00 p.m. Eastern time on September 29, 2005.

Visit the Internet voting website at http://proxy.georgeson.com. Enter the COMPANY NUMBER and CONTROL NUMBER shown below and follow the instructions on your screen. You will incur only your usual Internet charges. Available 24 hours a day, 7 days a week until 5:00 p.m. Eastern time on September 29, 2005.
Simply mark, sign and date your proxy card and return it in the postage-paid envelope. If you are voting by telephone or the Internet, please do not mail your proxy card.

DO NOT RETURN YOUR PROXY CARD IF YOU ARE VOTING BY TELEPHONE OR INTERNET.
CALL **TOLL-FREE** 1-800-790-3272 ON A TOUCH-TONE TELEPHONE - ANYTIME.
There is no charge to you for this call.

COMPANY NUMBER	CONTROL NUMBER

TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE
---------------------------------------------------------------------------------------------------------------------------------

1.	Election of Directors	FOR	WITHHOLD
Nominees:

Class A
	Gary W. Jones	[_]	[_]
	Irwin Engelman	[_]	[_]
--------------------------------------------------------------------------------
(Except nominee(s) written above)

2.	Proposal to approve eMagin’s 2005	FOR	AGAINST	ABSTAIN
	Employee Stock Purchase Plan	[_]	[_]	[_]

3.	Proposal to amend the 2003 Stock Option Plan	FOR	AGAINST	ABSTAIN
	to provide for grants of shares of Common Stock	[_]	[_]	[_]
in addition to options to purchase shares of Common Stock

4.	Proposal to increase the number of authorized	FOR	AGAINST	ABSTAIN
	shares of common stock issuable pursuant to the	[_]	[_]	[_]
2004 Non-Employee Stock Compensation Plan
from 1,000,000 to 2,000,000 shares

5.	Proposal to ratify Eisner LLP as the	FOR	AGAINST	ABSTAIN
	Company’s independent auditors for fiscal	[_]	[_]	[_]
year 2005

To sign up for electronic voting please mark this box	[__]	If you plan to attend the Annual Meeting please mark this box	[__]

If you would like to receive eMagin email Alerts about eMagin financial filings as well as company news and other activities please mark this box			[__]

Dated:________________, 2005

Signature ______________________________________________________________________

Name (printed) _________________________________________________________________

Title __________________________________________________________________________

Important: Please sign exactly as name appears on this proxy. When signing as attorney, executor, trustee, guardian, corporate officer, etc., please indicate full title.